             Exhibit C to Sublease, Assumption and Consent Agreement

                                                                    Confidential

                                    SUBLEASE

1.       PARTIES

This Sublease is entered into by and between Carrier Access Corporation, Tenant, SpectraLink Corporation, Subtenant, as a Sublease under the Master Lease dated December 13, 1999, as amended, entered into by 2545 Central, LLC, as Landlord, and the Tenant (the "Master Lease"). A copy of the Master Lease is attached hereto as Exhibit A.

2.       PROVISIONS CONSTITUTING SUBLEASE

         (a) This Sublease is subject to all of the terms and conditions of the Master Lease in Exhibit A and Subtenant shall assume and perform the obligations of Tenant in said Master Lease, to the extent said terms and conditions are applicable to the premises subleased pursuant to this Sublease (the "Subleased Premises"). Subtenant shall not knowingly or willfully commit or permit to be committed on the Subleased Premises any act or omission that shall violate any term or condition of the Master Lease. In the event of the termination of Tenant's interest as Tenant under the Master Lease for any reason, then this Sublease shall terminate coincidentally therewith without any liability of Tenant to Subtenant.

         (b) Except as otherwise stated in the Sublease, all of the terms and conditions contained in the Exhibit A Master Lease are incorporated herein as terms and conditions of this Sublease (with each reference therein to Landlord and Tenant to be deemed to refer to Tenant and Subtenant, respectively) and, along with all of the following Sections set out in this Sublease, shall be the complete terms and conditions of this Sublease.

3.       PREMISES

Tenant leases to Subtenant and Subtenant hires from Tenant the following described Subleased Premises together with the appurtenances, situated in the City of Boulder, County of Boulder, State of Colorado, approximately 7,483 rentable square feet located at 5766 Central Avenue, Second Floor, Boulder, CO 80301, as shown on Exhibit B attached hereto.

4.       RENTAL

Subtenant shall pay to Tenant as rent ("Base Rent") for the Subleased Premises in advance on the first day of each calendar month of the term of this Sublease without deduction, offset, prior notice or demand, in lawful money of the United States, as follows:

         October 1, 2003 through            $9.00 per rentable square foot per
            September 30,2004               annum, or $5,612.25 per month,
                                            plus triple net adjustment
         October 1, 2004 through            $9.27 per rentable square foot per
            September 30, 2005              annum, or $5,780.62 per month,
                                            plus triple net adjustment
         October 1, 2005 through            $9.55 per rentable square foot per
            September 30, 2006              annum, or $5,955.22 per month,
                                            plus triple net adjustment

         October 1, 2006 through              $9.84 per rentable square foot per
           June 30, 2007                      annum, or $6,136.06 per month,
                                              plus triple net adjustment

Landlord may at any time give Subtenant written notice to make payments directly to Landlord, and in such event, Subtenant shall thereafter make all payments due hereunder directly to Landlord and shall provide Tenant with copies evidencing each such payment and, in such event, no further payments will be due hereunder from Subtenant to Tenant. Triple net adjustment shall be calculated and adjusted from time to time by the Landlord per the terms of the Master Lease. First year triple net expenses are currently $4.49 per square foot per year ($2797.00/month). Utilities and janitorial shall be contracted for and paid by Subtenant separately. If the commencement date is not the first day of the month, or if the Sublease termination date is not the last day of the month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Sublease commences and/or terminates. Receipt of $8,409.25 is hereby acknowledged for rental for the first month, and the additional amount of $5,612.25 as non-interest bearing security for performance under this Sublease. In the event Subtenant has performed all of the terms and conditions of this Sublease throughout the term, upon Subtenant vacating the Subleased Premises, the amount paid as a security deposit shall be returned within 30 days to Subtenant after first deducting any unpaid amounts which Subtenant owes to Tenant hereunder.

5.       TERM

         (a)      The term of this Sublease shall be for a period of forty-five
(45) months commencing on October 1, 2003 and ending on June 29, 2007.

         (b) In the event Tenant is unable to deliver possession of the Subleased Premises at the commencement of the Sublease term, Tenant shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable, but Subtenant shall not be liable for rent until such time as Tenant offers to deliver possession of the Subleased Premises to Subtenant, but the term hereof shall not be extended by such delay. If Subtenant, with Tenant's consent, takes possession prior to the commencement of the term, Subtenant shall do so subject to all of the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term, prorated at the rate of l/30 th thereof per day.

6.       USE

Subtenant shall use the Premises for communications hardware and software research and development, engineering laboratory, and any accessory administrative office uses and for no other purpose without the prior written consent of Tenant and Landlord. Subtenant's business shall be established and conducted throughout the term hereof in a first class manner. Subtenant shall not use the Subleased Premises for, or carry on, or permit to be carried on, any offensive, noisy or dangerous trade, business, manufacture or occupation nor permit any auction sale to be held or conducted on or about the Subleased Premises. Subtenant shall not do or suffer anything to be done upon the Subleased Premises that will cause structural injury to the Subleased Premises or the building of which the Subleased Premises form a part. The Subleased Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Subleased Premises that will in any manner injure, vibrate or shake the Subleased Premises or the building of which they are a part. No use shall be made of the Subleased Premises that will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Subleased Premises. Subtenant shall not leave the Subleased Premises unoccupied or vacant during the term. Subtenant shall not knowingly or willfully use or permit the use of the Subleased Premises or any part thereof for any purpose that will increase the existing rate of insurance upon the building in which the Subleased Premises are located, or cause a cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Subtenant or use of the Subleased Premises by Subtenant shall cause directly or indirectly, any increase of Tenant's insurance expense, said additional expense shall be paid by Subtenant to Tenant upon demand. No such payment by Subtenant shall limit Tenant in the exercise of any other rights or remedies, or constitute a waiver of Tenant's right to require Subtenant to discontinue such act or use.

7.       DEFAULT

"Default" shall be defined as any one of the following events:

         i. If Subtenant shall fail to make due and punctual payment of rent or any other amounts payable under this Sublease and such failure shall continue for ten (10) days;

         ii. If Subtenant shall abandon the Subleased Premises or remove leasehold improvements or fixtures constituting property of Tenant or Landlord;

         iii. If this Sublease shall be transferred to or shall pass to or devolve upon any person or party other than Subtenant, except pursuant to the written consent of Tenant and Landlord;

         iv. If Subtenant shall fail to perform any of the other agreements, terms, covenants or conditions of this Sublease or the Master Lease (except as modified by this Sublease) and such non-performance shall continue for a period of fifteen
                  (15) days after written notice by Tenant or Landlord to Subtenant, or if such performance cannot be reasonably had within the fifteen (15) day period, Subtenant shall not in good faith have commenced such performance within the fifteen-day period and does not thereafter diligently proceed to cure the breach.

(a) In addition to and separate from any rights and remedies described in the Master Lease, the following remedies shall apply to Default by Subtenant: If any one or more events of Default shall happen, then Tenant and Landlord shall have the right, then or any time thereafter, without demand or notice to re-enter and take possession of the Subleased Premises and expel Subtenant and remove its possessions without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrearages of rent or other breaches of this Sublease. The exercise or beginning of the exercise by Tenant or Landlord of any one or more of the rights or remedies provided for in this Sublease, or in the Master Lease, or now or hereafter existing at law or in equity shall not preclude the simultaneous or later exercise by Tenant or Landlord of any other available right or remedy. In the event of any litigation between Subtenant and Tenant or Landlord, arising out of or related to this Sublease or the Master Lease, the prevailing party shall be entitled to recover its reasonable attorney's fees, arbitration fees, court costs and any other expenses.

8.       NOTICES

All notices or demands of any kind required or desired to be given by Tenant or Subtenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Tenant or Subtenant respectively at the addresses set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Subtenant to Tenant at the same address or as otherwise instructed by Tenant or Landlord pursuant to Section 4 above. A copy of any notice given by Tenant or Subtenant hereunder shall be sent at the same time and in the same manner to the Landlord at c/o Flatiron Park Company, 5540 Central Avenue, Boulder, CO 80301.

9.       CONDITIONS OF PREMISES

Subtenant has inspected the Subleased Premises and accepts the Subleased Premises in their present state and condition.

10.      ADDITIONAL PROVISIONS

         (a) This Sublease is contingent upon Tenant receiving written approval from the Landlord in the form of the Sublease, Assumption and Consent Agreement to which this Sublease Agreement is an attachment.

         (b) Any improvements required by Subtenant shall be paid for by Subtenant.

         (c) All Real Estate commissions involved in this transaction shall be paid by Tenant.

         (d) Tenant is not and has not been in violation of Article 9 of the Master Lease and has no knowledge of any activities conducted on the Premises during its tenancy that could be considered a violation of Article 9.

         (e) Base rent shall be increased annually by the amount and at the time specified in Section 4, above.

         (f) Buyout of Master Lease. Subtenant understands that Tenant is interested in the possibility of negotiating a buyout of the Master Lease with Landlord. Tenant agrees to participate and cooperate in an assignment of the Sublease to the Landlord in the event that any such buyout is negotiated during the term of the Sublease, provided that the terms of the Sublease remain unchanged and that there is no detriment to Subtenant. Except as provided herein, the terms of any such buyout of the Master Lease are within the sole discretion of Tenant and Landlord.

DATED: September 30, 2003

TENANT: Carrier Access Corporation            SUBTENANT: SpectraLink Corporation

By: TIMOTHY R AMBER                           By: NANCY K HAMILTON
    -------------------------                     ------------------------------
Title: CFO                                    Title: CFO

Address: 5395 Pearl Parkway, Boulder,         Address: 5755 Central Avenue,
         CO 80301                                      Boulder, CO 80301

FAX (303) 218-5567                            FAX (303) 440-5330

            Exhibit B to Sublease, Assumption and Consent Agreement

                                  [FLOOR PLAN]

                         5766 CENTRAL AVENUE 2ND FLOOR

             Exhibit A to Sublease, Assumption and Consent Agreement
                                 And to Sublease

                                      LEASE

                                     Between

                                2545 Central LLC

                                       and

                           Carrier Access Corporation

Copyright (c) 1999 Flatiron Park Company

                          SUMMARY OF BASIC LEASE TERMS

1.       Tenant: Carrier Access Corporation

         (a)      Tenant's entity and jurisdiction: Delaware corporation

         (b)      Tenant's federal taxpayer identification number: 84-1208770

2.       Building Address: 5766 Central Avenue
                           Boulder, CO 80301

         Type: Single User

3.       Demised Premises:

         (a)      Approx. Total Rentable Square Footage: 14,966

         (b)      Suite Number: 100

4.       Initial Lease Term:

         (a)      Period: 7 years

         (b)      Commencement Date: July 1, 2000

         (c)      Expiration Date: June 30, 2007

5.       Basic Rent:

         Rent Schedule:

July 1, 2000      to     June 30, 2001         $18,708.00 per month
July 1, 2001      to     June 30, 2002         $19,643.00 per month
July 1, 2002      to     June 30, 2003         $20,625.00 per month
July 1, 2003      to     June 30, 2004         $21,656.00 per month
July 1, 2004      to     June 30, 2005         $22,739.00 per month
July 1, 2005      to     June 30, 2006         $23,876.00 per month
July 1, 2006      to     June 30, 2007         $25,070.00 per month

6.       Additional Rent

         Tenant's Pro Rata Share (for Additional Rent): 100%

7.       Security Deposit Amount: $18,708.00

Copyright (c) 1999 Flatiron Park Company

                                                        Landlord Initials RLH
                                                          Tenant Initials WW

8.    Place for Payments:

      2545 Central LLC
      c/o Flatiron Park Company
      5540 Central Avenue
      Boulder, CO 80301

9.    Place for Notices:

      2545 Central, LLC.         with a copy to:  Hutchinson Black and Cook, LLC
      c/o Flatiron Park Company                   1215 Spruce Street
      5540 Central Avenue                         P.O. Box 1170
      Boulder, CO 80301                           Boulder, CO 80306
                                                  Attn: David M. Packard and
                                                        Bruce D. Dierking

      Carrier Access Corporation
      5395 Pearl Parkway
      Boulder, CO 80301


10. Permitted Use(s) by Tenant: Communication hardware and software research and development, engineering laboratory, and accessory administrative office uses to include customer support, training, sales and general administration.


11.   Broker(s): None

12.   Utilities: Direct to Tenant

Copyright (c) 1999 Flatiron Park Company

                                                        Landlord Initials RLH
                                                          Tenant Initials WW

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
ARTICLE 1 GENERAL........................................................    1
     1.1  Consideration..................................................    1
     1.2  Exhibits and Addenda to Lease..................................    1

ARTICLE 2 DEFINITIONS; DEMISE OF PREMISES................................    1
     2.1  Demise.........................................................    1
     2.2  Demised Premises...............................................    1
     2.3  Square Footage and Address.....................................    1
     2.4  Land...........................................................    1
     2.5  Building.......................................................    1
     2.6  Improvements...................................................    2
     2.7  Property.......................................................    2
     2.8  Common Facilities..............................................    2
     2.9  Parking Area...................................................    2
     2.10 Use of Common Facilities and Parking Area......................    2
     2.11 Covenant of Quiet Enjoyment....................................    2
     2.12 Condition of Demised Premises..................................    2

ARTICLE 3 TERM OF LEASE..................................................    3
     3.1  Lease Term.....................................................    3
     3.2  Commencement Date..............................................    3
     3.3  Early Occupancy or Entry.......................................    3

ARTICLE 4 RENT AND OTHER AMOUNTS PAYABLE.................................    3
     4.1  Basic Rent.....................................................    3
     4.2  Monthly Rent...................................................    3
     4.3  Place of Payments..............................................    3
     4.4  Lease a Net Lease and Rent Absolute............................    3
     4.5  Additional Rent................................................    3
     4.6  Tenant's Pro Rate Share........................................    4
     4.7  Monthly Deposits for Taxes, Insurance, and
          Common Facilities Charges......................................    4
     4.8  Security Deposit...............................................    4
     4.9  General Provisions as to Monthly Deposits and Security Deposit.    4
     4.10 Rent Regulations...............................................    5

ARTICLE 5 TAXES AND ASSESSMENTS..........................................    5
     5.1  Covenant to Pay Taxes and Assessments..........................    5
     5.2  Proration at Commencement and Expiration of Term...............    5
     5.3  Special Assessments............................................    5
     5.4  New or Additional Taxes........................................    5
     5.5  Landlord's Sole Right to Contest Taxes.........................    6

ARTICLE 6 INSURANCE......................................................    6

     6.1  Casually Insurance.............................................    6


Copyright (c) 1999 Flatiron Park Company

     6.2  Liability Insurance............................................    6
     6.3  Other Insurance................................................    6
     6.4  General Provisions Respecting Insurance........................    6
     6.5  Cooperation in the Event of Loss...............................    7

ARTICLE 7 UTILITY, OPERATING, MAINTENANCE AND REPAIR EXPENSES............    7
     7.1  Utility Charges................................................    7
     7.2  Common Facilities Charges......................................    7
     7.3  Tenant's Maintenance Obligation................................    7
     7.4  Landlord's Maintenance Obligation..............................    7

ARTICLE 8 OTHER COVENANTS OF TENANT......................................    8
     8.1  Limitation on Use by Tenant....................................    8
     8.2  Compliance with Laws...........................................    8
     8.3  Compliance with Insurance Requirements.........................    8
     8.4  No Waste or Impairment of Value................................    8
     8.5  No Overloading.................................................    8
     8.6  No Nuisance, Noxious or Offensive Activity.....................    8
     8.7  No Annoying Lights, Sounds or Odors............................    8
     8.8  No Unsightliness...............................................    8
     8.9  No Animals.....................................................    9
     8.10 Restriction on Signs and Exterior Lighting.....................    9
     8.11 No Violation of Covenants......................................    9
     8.12 Restriction on Changes and Alterations.........................    9
     8.13 No Mechanic's Liens............................................    9
     8.14 No Other Encumbrances..........................................   10
     8.15 Subordination to Landlord Mortgages............................   10
     8.16 Assignment or Subletting.......................................   10
     8.17 Annual Financial Statements... ................................   11
     8.18 Payment of Income and Other Taxes..............................   11
     8.19 Estoppel Certificates..........................................   11
     8.20 Landlord Right to Inspect and Show Premises and to Install
          "For Sale" Signs...............................................   12
     8.21 Landlord Right to Renovate, Expand or Modify Building..........   12
     8.23 Landlord Title to Fixtures, Improvements and Equipment.........   12
     8.24 Removal of Tenants Equipment...................................   12
     8.25 Tenant Indemnification of Landlord.............................   13
     8.26 Liability of Landlord..........................................   13
     8.27 Release upon Transfer by Landlord..............................   13
     8.28 Rules and Regulations..........................................   13
     8.29 Monitoring Equipment...........................................   13

ARTICLE 9 ENVIRONMENTAL MATTERS..........................................   14
     9.1  Definitions....................................................   14
          9.1.1 Hazardous Material.......................................   14
          9.1.2 Environmental Requirements...............................   14
          9.1.3 Environmental Damages....................................   14
     9.2  Tenant's Obligation to Indemnify, Defend and Hold Harmless.....   14
     9.3  Tenant's Obligation to Remediate...............................   15
     9.4  Notification...................................................   15
     9.5  Negative Covenants.............................................   15


Copyright (c) 1999 Flatiron Park Company

            9.5.1  No Hazardous Material on Demised Premises.............   15
            9.5.2  No Violations of Environmental Requirements...........   16
     9.6    Landlord's Right to Inspect and to Audit Tenant's Records....   16
     9.7    Landlord's Right to Remediate................................   16
     9.8    Survival of Environmental Obligations........................   16

ARTICLE 10  DAMAGE OR DESTRUCTION........................................   16
     10.1   Damage to Demised Premises...................................   16
     10.2   Options to Terminate if Damage to Demised Premises is
            Substantial..................................................   16
     10.3   Damage to Building...........................................   17
     10.4   Obligations to Repair and Restore............................   17
     10.5   Application of Insurance Proceeds...........................    17

ARTICLE 11  CONDEMNATION.................................................   17
     11.1   Taking - Substantial Taking - Insubstantial Taking...........   17
     11.2   Termination on Substantial Taking............................   17
     11.3   Restoration on Insubstantial Taking..........................   17
     11.4   Right to Award...............................................   18

ARTICLE 12  DEFAULTS BY TENANT...........................................   18
     12.1   Defaults Generally...........................................   18
     12.2   Failure to Pay Rent or Other Amounts.........................   18
     12.3   Violation of Lease Terms.....................................   18
     12.4   Nonoccupancy of Demised Premises.............................   18
     12.5   Transfer of Interest Without Consent.........................   18
     12.6   Execution and Attachment Against.............................   18
     12.7   Bankruptcy or Related Proceedings............................   18

ARTICLE 13  LANDLORD'S REMEDIES..........................................   19
     13.1   Remedies Generally...........................................   19
     13.2   Cure by Landlord.............................................   19
     13.3   Termination of Lease and Damages.............................   19
     13.4   Repossession and Reletting...................................   19
     13.5   Security Interest............................................   20
     13.6   Suits by Landlord............................................   20
     13.7   Recovery of Landlord Enforcement Costs.......................   20
     13.8   Administrative Late Charge...................................   20
     13.9   Interest on Past-Due Payments and Advances...................   20
     13.10  Landlord's Bankruptcy........................................   20
     13.11  Remedies Cumulative..........................................   21

ARTICLE 14  SURRENDER AND HOLDING OVER...................................   21
     14.1   Surrender upon Lease.........................................   21
     14.2   Holding Over.................................................   21

ARTICLE 15  MISCELLANEOUS................................................   21
     15.1   No Implied Waiver............................................   21
     15.2   Survival of Provisions.......................................   21


Copyright (c) 1999 Flatiron Park Company

     15.3   Covenants Independent........................................   21
     15.4   Covenants as Conditions......................................   21
     15.5   Tenant's Remedies............................................   21
     15.6   Binding Effect...............................................   22
     15.7   Short Form Lease.............................................   22
     15.8   Notices and Demands..........................................   22
     15.9   Force Majeure................................................   22
     15.10  Time of the Essence..........................................   22
     15.11  Captions for Convenience.....................................   22
     15.12  Severability.................................................   22
     15.13  Governing Law and Venue......................................   22
     15.14  Entire Agreement/Further Assurances..........................   22
     15.15  No Oral Amendment or Modifications...........................   23
     15.16  Real Estate Brokers..........................................   23
     15.17  Relationship of Landlord and Tenant..........................   23
     15.18  Authority of Tenant..........................................   23


Copyright (c) 1999 Flatiron Park Company

                                     LEASE

         This Lease is made this 13 day of December, 1999, between 2545 Central LLC, a Colorado limited liability company, ("Landlord), whose address is c/o Flatiron Park Company, 5540 Central Avenue, Boulder, Colorado 80301, and Carrier Access Corporation, a Delaware corporation, ("Tenant"), whose address is 5766 Central Avenue, Boulder, CO 80301.

                                   ARTICLE 1
                                    GENERAL

         1.1 Consideration. Landlord enters into this Lease in consideration of the payment by Tenant of the Rents herein reserved and the keeping, observance and performance by Tenant of the covenants and agreements of Tenant herein contained.

         1.2 Exhibits and Addenda to Lease. The Exhibits and Addenda listed below shall be attached to this Lease and be deemed incorporated in this Lease by this reference. In the event of any inconsistency or conflict between such Exhibits and Addenda and the terms and provisions of this Lease, the terms and provisions of the Exhibits and Addenda shall control. The Attachments, Exhibits and Addenda to this Lease are:

         Summary of Basic Lease Terms
         Exhibit A       Legal Description of Land
         Exhibit B       Location of Demised Premises within Building
         Exhibit C       Notice of Non-Liability for Mechanics' Liens
         Exhibit D       Form of Subordination, Non-Disturbance and
                         Attornment Agreement
         Exhibit E       Form of Sublease, Assumption and Consent Agreement
         Exhibit F       Form of Assignment, Assumption and Consent Agreement
         Exhibit G       Form of Estoppel Certificate
         Exhibit H       Declaration of Protective Covenants

                                    ARTICLE 2
                         DEFINITIONS: DEMISE OF PREMISES

         2.1 Demise. Subject to the provisions, covenants and agreements herein contained, Landlord hereby leases and demises to Tenant, and Tenant hereby leases from Landlord, the Demised Premises as hereinafter defined, for the Lease Term as hereinafter defined, subject to existing covenants, conditions, restrictions, easements and encumbrances affecting the same.

         2.2 Demised Premises. The "Demised Premises" shall mean the space to be occupied by Tenant as depicted on Exhibit B attached hereto. The Demised Premises are within the Building which is located on the Land, as the terms "Building" and "Land" are hereinafter defined.

         2.3 Square Footage and Address. The Demised Premises contains approximately the rentable floor area set forth in the Summary of Basic Lease Terms. The address of the Demised Premises is the address set forth in the Summary of Basic Lease Terms.

         2.4 Land. "Land" shall mean the parcel of real property more particularly described in Exhibit A attached hereto, as the same may be replatted, resubdivided or adjusted from time to time by Landlord in its sole discretion; PROVIDED, HOWEVER, THAT NO SUCH REPLAT OR RESUBDIVISION SHALL HAVE ANY MATERIAL ADVERSE IMPACT ON TENANT'S USE AND ENJOYMENT OF THE DEMISED PREMISES, INCLUDING THE PARKING AREA.

         2.5 Building "Building" shall mean the building or buildings constructed on the Land, as the same may be expanded, remodeled, reconstructed or otherwise modified from time to time by Landlord in its sole

Copyright (c) 1999 Flatiron Park Company discretion, currently containing approximately the number of square feet of interior floor area set forth on the Summary of Basic Lease Terms. If there is more than one building constructed on the Land, the term "Building" shall mean collectively all buildings constructed upon the Land; PROVIDED, HOWEVER, THAT NO SUCH CONSTRUCTION SHALL HAVE ANY MATERIAL ADVERSE IMPACT ON TENANT'S USE AND ENJOYMENT OF THE DEMISED PREMISES, INCLUDING THE PARKING AREA.

         2.6 Improvements. "Improvements" shall mean the Building, the Parking Area as hereinafter defined, and all other fixtures and improvements on the land, including landscaping thereon.

         2.7 Property. "Property" shall mean the Land, the Building and the Improvements and any fixtures and personal property used in operation and maintenance of the Land, Building and Improvements other than fixtures and personal property of Tenant and other users of space in the Building.

         2.8 Common Facilities. "Common Facilities" shall mean all of the Property except (a) the Demised Premises and (b) the other premises in the Building leased or held for lease to other tenants that is intended to be used in common by Tenant and other tenants. Common Facilities shall include, without limitation, the Parking Area and any walks, driveways, and, if applicable, lobby areas, halls, stairs, elevators, restrooms, utility rooms, and janitorial closets designed for common use of Tenant and other users of space in the Building.

         2.9 Parking Area. "Parking Area" shall mean that portion of the Land which is or is to be paved and otherwise improved or designated unimproved land for the parking of motor vehicles.

         2.10 Use of Common Facilities and Parking Area. Tenant is hereby granted the non-exclusive right and license to use, in common with others entitled to such use, the Common Facilities, as they from time to time exist, subject to the rights of Landlord reserved herein. Tenant shall not interfere, at any time, with the rights of Landlord and others entitled to use any part of the Common Facilities, and shall not store, either permanently or temporarily, any materials, supplies or equipment on the Common Facilities. Landlord shall have the right, at any time, to change, reduce or otherwise alter the Common Facilities, in its sole discretion and without compensation to Tenant; provided, however, Landlord shall provide reasonable parking in the Parking Areas, loading areas and access to the Demised Premises to Tenant. LANDLORD SHALL NOT MATERIALLY REDUCE THE PARKING AREA WITHOUT TENANT'S PRIOR WRITTEN CONSENT. Tenant covenants and agrees not to make excessive use of the Parking Area. Landlord shall have the right at any time to assign spaces in the Parking Area to individual tenants, in its sole discretion, provided that Landlord shall provide a reasonable number of spaces for Tenant. Landlord shall not be responsible for any injuries to any person nor any damage to any automobile, vehicle or other property which occurs in or about the Parking Area. Tenant shall not park nor permit the parking of any vehicles in the Parking Area overnight without Landlord's prior, written permission; PROVIDED, HOWEVER, THAT TENANT SHALL NOT BE REQUIRED TO OBTAIN LANDLORD'S PERMISSION FOR OVERNIGHT PARKING OF OPERATIONAL VEHICLES BELONGING TO EMPLOYEES WHO ARE TRAVELING OR FOR OTHER OCCASIONS WHEN VEHICLES ARE PARKED OVERNIGHT FOR SHORT PERIODS FOR A BONA FIDE BUSINESS PURPOSE.

         2.11 Covenant of Quiet Enjoyment. Landlord covenants and agrees that, provided Tenant is not in default and keeps, observes and performs the covenants and agreements of Tenant contained in this Lease, Tenant shall have quiet and peaceable possession of the Demised Premises and such possession shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.

         2.12 Condition of Demised Premises. Except as may be provided on an Addendum hereto, Tenant covenants and agrees that, upon taking possession of the Demised Premises, Tenant shall be deemed to have accepted the Demised Premises "as is" and Tenant shall be deemed to have waived any warranty of condition or habitability, suitability for occupancy, use or habitation, fitness for a particular purpose or merchantability, express or implied, relating to the Demised Premises.

                                    ARTICLE 3

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                                  TERM OF LEASE

         3.1 Lease Term. "Lease Term" shall mean the period of time specified in the Summary of Basic Lease Terms commencing at midnight on the Commencement Date as defined below and expiring at midnight on the Expiration Date, as specified in the Summary of Basic Lease Terms.

         3.2 Commencement Date. The term "Commencement Date" shall mean the later of the Commencement Date set forth in the Summary of Basic Lease Terms or the date that possession of the Demised Premises is tendered by Landlord to Tenant as ready for occupancy when circumstances beyond the reasonable control of Landlord have caused a delay in the Demised Premises being ready for occupancy by Tenant. In the event of such a delay, this Lease shall not be void or voidable by Tenant, and Landlord shall not be liable to Tenant for any loss or damage resulting from such delay.

Notwithstanding anything to the contrary herein, if Landlord has not tendered possession of the Demised Premises to Tenant within thirty (30) days after the Commencement Date set forth in the summary of basic lease terms, Tenant shall have the right to terminate this lease by written notice to Landlord. Landlord shall give written notice to Tenant as soon as practicable should Landlord have reason to believe it will not be able to tender possession to Tenant on the Commencement Date.

         Should Landlord not tender possession of the Demised Premises to Tenant within 30 days after the commencement Date, Landlord will return the Security Deposit with Interest based on the Prime Rate.

RLH
WW

         3.3 Early Occupancy or Entry. In the event Landlord permits Tenant or its agents or contractors to occupy or enter the Demised Premises for any reason prior to the Commencement Date, Tenant shall be subject to all terms and provisions hereof.

                                    ARTICLE 4
                         RENT AND OTHER AMOUNTS PAYABLE

         4.1 Basic Rent. Tenant covenants and agrees to pay to Landlord, without offset, deduction or abatement, basic rent for the full Lease Term in the amount specified as Basic Rent in the Summary of Basic Lease Terms ("Basic Rent").

         4.2 Monthly Rent. Basic Rent shall be payable monthly in advance, without notice, in equal installments, together with installments of Additional Rent, in the amount of monthly rent specified in the Summary of Basic Lease Terms ("Monthly Rent"). One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited in the Summary of Basic Lease Terms during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the Lease Term shall be prorated based on a thirty (30) day month.

         4.3 Place of Payments. Basic Rent and all other sums payable by Tenant to Landlord under this Lease shall be paid to Landlord at the place for payments specified in the Summary of Basic Lease Terms, or such other place as Landlord may, from time to time, designate in writing.

         4.4 Lease a Net Lease and Rent Absolute. It is the intent of the parties that the Basic Rent provided in this Lease shall be a net payment to Landlord; that, except as otherwise expressly provided herein, the Lease shall continue for the full Lease Term notwithstanding any occurrence preventing or restricting use and occupancy of the Demised Premises, including any damage or destruction affecting the Demised Premises, and any action by governmental authority relating to or affecting the Demised Premises; that the Basic Rent shall be absolutely payable without offset, reduction or abatement for any cause except as otherwise specifically provided in this Lease; that Landlord shall not bear any costs or expenses relating to the Demised Premises or provide any services or do any act in connection with the Demised Premises except as otherwise specifically provided in this Lease; and that Tenant shall pay, in addition to Basic Rent, Additional Rent to cover costs and expenses relating to the Demised Premises, the Common Facilities, and the Property, all as hereinafter provided.

         4.5 Additional Rent. Tenant covenants and agrees to pay, as Additional Rent, all costs and expenses relating to the Demised Premises including utilities, maintenance and repair thereof AS PROVIDED IN ARTICLE 7 BELOW; Tenant's Pro Rata Share of all costs and expenses relating to the Common facilities, including but not limited to the repair and maintenance thereto described in Section 7.2 hereof; Tenant's Pro Rata Share of all Taxes and Assessments and costs and expenses of Casualty Insurance; all costs and expenses of Liability Insurance and Other Insurance; and all other costs and expenses which Tenant is obligated to pay under this Lease.

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         4.6      Tenant's Pro Rata Share. "Tenant's Pro Rata Share" shall mean the percentage set forth in the Summary of Basic Lease Terms as Tenant's Pro Rata Share which is the percentage derived by dividing the approximate rentable floor area of the Demised Premises, as set forth in the Summary of Basic Lease Terms, by the approximate rentable floor area within the Building, as set forth in the Summary of Basic Lease Terms. The percentage set forth in the Summary of Basic Lease Terms shall be conclusive and not subject to adjustment for remeasurement of the area of the Demised Premises or the Building. Landlord may modify Tenant's Pro Rata Share from time to time based upon any increase or reduction in the rentable floor area of the Building or of the Demised Premises.

         4.7 Monthly Deposits for Taxes, Insurance, and Common Facilities Charges. Tenant will pay to Landlord, monthly in advance, without notice, on each day that payment of Monthly Rental is due, amounts, as hereinafter specified, for payment of Tenant's Pro Rata Share of Taxes and Assessments (defined in Section 5.1), "Casualty Insurance" (defined in Section 6.1), Landlord liability insurance, if applicable, (defined in Section 6.2), "Common Facilities Charges" (defined in Section 7.2), and any other charges payable with respect to the Property hereunder as Additional Rent (collectively "Monthly Deposits") and, if the Monthly Deposits are insufficient to pay Tenant's Pro Rata Share of the actual cost of such items, to pay to Landlord, within ten (10) days after demand by Landlord, such amounts as are necessary to provide Landlord with sufficient funds to pay Tenant's Pro Rata Share of the same. The Monthly Deposits shall each be equal to Tenant's Pro Rata Share of 1/12 of the amounts, as reasonably estimated and re-estimated from time to time by Landlord, of the annual Taxes and Assessments, annual Casualty Insurance premiums, annual Landlord liability insurance premiums, and annual Common Facilities Charges payable with respect to the Property. The initial Monthly Deposit shall be subject to adjustment as herein provided. To the extent the Monthly Deposits exceed Tenant's Pro Rata Share of the actual cost of such items, the excess amount shall, at Landlord's option, except as may be otherwise provided by law, either be paid to Tenant or credited against future Monthly Deposits or against Basic Rent, Additional Rent or other amounts payable by Tenant under this Lease. If Tenant so requests in writing within thirty (30) days after the date of Landlord's annual reconciliation of Monthly Deposits, Landlord shall furnish Tenant with a copy of invoices or receipts for Taxes, Insurance, and Common Facilities Charges. The amounts of such taxes, insurance premiums and expenses payable by Tenant for the years in which the Lease Term commences and expires shall be subject to the provisions hereinafter contained in this Lease for proration of such amounts in such years. Prior to the dates on which payment is due for such items, Landlord shall make payment of the same, to the extent funds from Monthly Deposits available therefor. Except for Landlord's obligation to make payments out of funds available from Monthly Deposits, the making of Monthly Deposits by Tenant shall not limit or alter Tenant's obligation to pay taxes and assessments and to maintain insurance as elsewhere provided in this Lease.

         4.8 Security Deposit. Upon execution of this Lease by Tenant, Tenant shall deposit with Landlord, the amount specified as a security deposit in the Summary of Basic Lease Terms ("Security Deposit"). The Security Deposit shall be retained by Landlord and may be applied by Landlord, to the extent necessary, to pay and cover any loss, cost, damage or expense, including attorneys' fees, sustained by Landlord by reason of the failure of Tenant to comply with any provisions, covenant or agreement of Tenant contained in this Lease. To the extent not necessary to cover such loss, cost, damage or expense, the Security Deposit, without any interest thereon, shall be returned to Tenant within sixty (60) days after expiration of the Lease Term or as may be otherwise provided by law; provided, however, that Landlord may also deduct any amount from the Security Deposit Landlord estimates may be required to cover any shortfall in Additional Rent deposits made by Tenant in the final year of the Lease until such time as Landlord has completed its annual Additional Rent reconciliation for such year. The Security Deposit shall not be considered as an advance payment of rent or as a measure of the loss, cost, damage or expense which is or may be sustained by Landlord. In the event all or any portion of the Security Deposit is applied by Landlord to pay any such loss, cost, damage or expense, Tenant shall, from time to time, promptly upon demand, deposit with Landlord such amounts as may be necessary to replenish the Security Deposit to its original amount.

         4.9 General Provisions as to Monthly Deposits and Security Deposit. Landlord shall not be required to hold the Security Deposit in an escrow or trust deposit account, and Landlord may commingle the Monthly Deposits with Landlord's own funds. Landlord shall not be obligated to pay interest to Tenant on account of the

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Monthly Deposits and Security Deposit. In the event of a transfer by Landlord of
Landlord's interest in the Demised Premises, Landlord or the property manager of Landlord may deliver the Monthly Deposits and Security Deposit to the transferee of Landlord's interest and Landlord and such property manager shall thereupon be discharged from any further liability to Tenant with respect to such Monthly Deposits and Security Deposit. In the event of a transfer by Tenant of Tenant's interest in the Demised Premises, Landlord shall be entitled to return the Monthly Deposits and Security Deposit to Tenant's successor in interest and Landlord shall thereupon be discharged from any further liability with respect to the Monthly Deposits and Security Deposit.

         4.10 Rent Regulations. If the Basic Rent, Additional Rent, or any other amounts to be paid by the Tenant to the Landlord hereunder is or becomes at any time subject to regulation by law, then the rent or other amounts to be so paid shall be the maximum rental or other amounts permitted by said laws, but in no event in excess of the rent or other amounts provided for or determined in accordance with the applicable provisions of this Lease.

                                   ARTICLE 5
                              TAXES AND ASSESSMENTS

         5.1 Covenant to Pay Taxes and Assessments. Tenant covenants and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of Taxes and Assessments, as hereinafter defined, which accrue during or are attributable to the Lease Term. "Taxes and Assessments" shall mean all taxes, assessments or other impositions, general or special, ordinary or extraordinary, or every kind or nature, which may be levied, assessed or imposed upon or with respect to the Property or any part thereof, or upon any building, improvements or personal property at any time situated thereon. "TAXES AND ASSESSMENTS" SHALL NOT INCLUDE ANY PENALTIES, INTEREST, OR OTHER CHARGES INCURRED BY LANDLORD AS A RESULT OF FAILING TO PAY ANY TAX OR ASSESSMENT WHEN DUE, PROVIDED THAT TENANT HAS NOT FAILED TO PAY MATERIAL AMOUNTS OF ADDITIONAL RENT WHEN DUE HEREUNDER.

         5.2 Proration at Commencement and Expiration of Term. Taxes and Assessments shall be prorated between Landlord and Tenant for the year in which the Lease Term commences and for the year in which the Lease Term expires as of, respectively, the date of commencement of the Lease Term and the date of expiration of the Lease Term, except as herein provided. Additionally, for the year in which the Lease Term expires, Tenant shall be liable without proration for the full amount of Taxes and Assessments relating to any improvements, fixtures, equipment or personal property which Tenant is required to remove or in fact removes as of the expiration of the Lease Term. Proration of Taxes and Assessments shall be made on the basis of actual Taxes and Assessments. Tenant's Pro Rata Share of Taxes and Assessments for the years in which the Lease Term commences and expires shall be paid and deposited with the Landlord through Monthly Deposits as hereinabove provided, but, in the event actual Taxes and Assessments for either year are greater or less than as estimated for purposes of Monthly Deposits, appropriate adjustment and payment shall be made between the parties, at the time the actual Taxes and are known, as may be necessary to accomplish proration, as hereinafter provided, and such obligation shall survive the termination or expiration of this Lease.

         5.3 Special Assessments. If any Taxes or Assessments are payable in installments over a period of years, Tenant shall be responsible only for installments for periods during the Lease Term with proration, as above provided, of any installment payable prior to or after expiration of the Lease Term.

         5.4 New or Additional Taxes. Tenant's obligation to pay Tenant's Pro Rata Share of Taxes and Assessments shall include any Taxes and Assessments of a nature not presently in effect but which may hereafter be levied, assessed or imposed upon Landlord or upon the Property if such tax shall be based upon or arise out of the ownership, use or operation of or the rents received from the Property, other than income taxes or estate taxes of Landlord. For the purposes of computing Tenant's liability for such new type of tax or assessment, the Property shall be deemed the only Property of Landlord.

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

         5.5 Landlord's Sole Right to Contest Taxes. Landlord shall have the sole right to contest any Taxes or Assessments. Landlord shall pay to or credit Tenant with Tenant's Pro Rata Share of any abatement, reduction or recovery of any Taxes and Assessments attributable to the Lease Term less Tenant's Pro Rata Share of all costs and expenses incurred by Landlord, including attorneys' fees, in connection with such abatement, reduction or recovery.

                                    ARTICLE 6
                                    INSURANCE

         6.1 Casualty Insurance. Landlord covenants and agrees to obtain and keep in full force and effect during the Lease Term, Casualty Insurance as hereinafter defined. "Casualty Insurance' shall mean property insurance including "all risk" coverage with respect to the Property, in an amount equal to the full replacement cost thereof, with coinsurance clauses of no less than ninety percent (90%), and with coverage, at Landlord's option, by endorsement or otherwise, for all risks, vandalism and malicious mischief, sprinkler leakage, boilers, and rental loss and with a deductible in the amount for each occurrence as Landlord, in its sole discretion, may determine from time to time. Casualty Insurance obtained by Landlord need not name Tenant as an insured party and may, at Landlord's option, may name any mortgagee or holder of a deed of trust as an insured party as its interest may appear. Tenant covenants and agrees to pay, as Additional Rent, its Pro Rata Share of the cost of Casualty Insurance obtained by Landlord, and to pay, as Additional Rent, its Pro Rata Share of the cost of any deductible under such Casualty Insurance. Tenant shall be responsible for obtaining, at Tenant's option, cost and expense, insurance coverage for personal property and leasehold improvements of Tenant and for business interruption of Tenant.

         6.2 Liability Insurance. Tenant covenants and agrees to obtain and keep in full force and effect during the Lease Term, and to pay the premiums and costs of, Liability Insurance as herein defined. "Liability Insurance" shall mean comprehensive general liability insurance covering public liability for claims for bodily injury, personal injury, and property damage with respect to the ownership, use and operation of the Demised Premises and the Common Facilities, with limits of not less than two million dollars ($2,000,000.00) combined single limit of liability, with endorsements for assumed contractual liability with respect to the liabilities assumed by Tenant under Sections 8.25 and 9.2 of this Lease, and with no deductible, retention or self-insurance provision contained therein, unless otherwise approved in writing by Landlord. Landlord may also obtain and keep in full force and effect during the Lease Term liability insurance covering public liability with respect to the ownership, use and operation of the Property. Tenant covenants and agrees to pay Tenant's Pro Rata Share of the premiums and costs of such liability insurance as Additional Rent hereunder.

         6.3 Other Insurance. Tenant covenants and agrees to obtain and keep in full force and effect during the Lease Term, and to pay the premiums and costs of, any other types of insurance relating to the Property or Tenant's occupancy, use, and operation of the Demised Premises that Landlord or any mortgagee or holder of a deed of trust on the Property may hereafter, reasonably require. Tenant shall cause such other insurance to be in effect within thirty
(30) days after receipt of written notice from Landlord.

         6.4 General Provisions Respecting Insurance. Except as otherwise approved in writing by Landlord, all insurance obtained by Tenant shall be on forms and with insurers selected or approved by Landlord, which approval shall not be unreasonably withheld; shall name Landlord, Landlord's manager(s) and agent(s), and the holder of any mortgage or deed of trust encumbering the Property as insured parties, as their interests may appear; shall contain a waiver of rights of subrogation as among Tenant, Landlord and the holder of any such mortgage or deed of trust; shall provide coverage on an occurrence basis; and shall provide, by certificate of insurance or otherwise, that the insurance coverage shall not be canceled or altered except upon thirty (30) days' prior written notice to Landlord and the holder of any such mortgage or deed of trust. Certificates of insurance obtained by Tenant shall be delivered to Landlord who may deposit the same with the holder of any such first mortgage or deed of trust. Upon written request, Tenant agrees to provide Landlord with copies of all policies of insurance obtained by Tenant hereunder.

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         6.5      Cooperation in the Event of Loss. Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery.

                                    ARTICLE 7
               UTILITY, OPERATING, MAINTENANCE AND REPAIR EXPENSES

         7.1 Utility Charges. Tenant covenants and agrees to contract in Tenant's own name and to pay, as Additional Rent, all charges for water, sewage, disposal, storm drainage fees, gas, electricity, light, heat, power, telephone or other utility services used, rendered or supplied to or for the Demised Premises. If any such utility charges are not separately metered or billable to the Demised Premises, then Landlord shall have the right to apportion utility charges based upon Landlord's estimation of relative use of such utilities, and such apportionment shall be final and binding upon Tenant. Tenant shall pay to Landlord the apportioned amount of such utilities as Additional Rent.

         7.2 Common Facilities Charges. Tenant covenants and agrees to pay, as Additional Rent, Tenant's Pro Rata Share of all costs and expenses of operating, repairing, maintaining and upkeep of the Common Facilities including, without limitation, upkeep and replanting of grass, trees, shrubs and landscaping; removal of dirt, debris, obstructions and litter from Parking Areas, landscaped areas, sidewalks and driveways; repairs, resurfacing, resealing, restriping, sweeping and snow removal from the Parking Areas, sidewalks and driveways; sprinkler systems; building signs; stairways; heating, ventilation and air conditioning systems; utilities for the Common Facilities; fire protection systems and sprinkler systems; exterior painting; water and sewage disposal systems; storm drainage systems; supplies, personnel, and the cost of any rental of equipment in implementing such services; charges for professional management of the Property and Common Facilities, including wages, salaries, benefits and payroll taxes paid by Landlord with respect to its employees for providing such services; all alterations, additions, improvements and other changes made to the Improvements in order to conform to changes subsequent to the date of this Lease in any laws, ordinances, rules, regulations or orders of any applicable governmental authority, subject to amortization of such costs at a market rate of interest over the useful life thereof, as determined by Landlord's accountants; and personal property taxes, licenses and permits. Landlord may cause any or all of such services to be provided by employees of Landlord or by independent contractor(s) and subcontractor(s). Tenant shall pay to Landlord, monthly in advance, without notice, on each day that payment of Monthly Rental is due, the estimated monthly charge for the Common Facilities, as determined and redetermined from time to time by Landlord. The initial monthly charge for Common Facilities is set forth in the Summary of Basic Lease Terms attached hereto. If the total monthly charges paid by Tenant are less than the Tenant's Pro Rata Share of the actual charges for Common Facilities, Tenant shall pay the difference to Landlord within ten (10) days after demand by Landlord. If Tenant's Pro Rata Share of such actual charges is less than the total monthly charges paid by Tenant, the difference shall, at Landlord's option, except as may be otherwise required by law, either be paid to Tenant or credited against future monthly charges on the next applicable invoice for Basic Rent, Additional Rent or other amounts payable by Tenant under this Lease.

         7.3 Tenant's Maintenance Obligation. Tenant, at its sole cost and expense to maintain, will repair, replace and keep the Demised Premises and all improvements, fixtures and personal property thereon in good, safe and sanitary condition, order and repair and in accordance with all applicable laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction. Tenant will perform or contract for and promptly pay for trash and garbage disposal, janitorial and cleaning services, security services, interior painting, interior window washing, replacement of damaged or broken glass and other breakable materials, replacement of interior light bulbs and light fixtures in or serving the Demised Premises. All costs of maintenance and repairs to be performed by Tenant shall be considered Additional Rent hereunder. All maintenance and repairs to be performed by Tenant shall be done promptly, in a good and workmanlike fashion, and without diminishing the original quality of the Demised Premises or the Property.

         7.4 Landlord's Maintenance Obligation. Landlord shall be responsible for and shall bear the costs and expenses of replacement of, or extraordinary maintenance and repairs to, roofs, foundations, exterior walls, structural elements of the Building, and pipes for water and sewer. Landlord shall maintain and repair the

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Common Facilities, and Tenant shall pay its Pro Rata Share of all costs and expenses with respect thereto, pursuant to Section 7.2 above.

                                    ARTICLE 8
                           OTHER COVENANTS OF TENANT

         8.1 Limitation on Use by Tenant. Tenant covenants and agrees to use the Demised Premises only for the use or uses set forth as Permitted Uses by Tenant in the Summary of Basic Lease Terms and for no other purposes, except with the prior written consent of Landlord. Landlord has made no investigation of and makes no representations or warranties whatsoever regarding the permissibility of Tenant's Permitted Uses under applicable zoning or land use laws, rules, regulations or approvals.

         8.2 Compliance with Laws. Tenant covenants and agrees that at all times during the Lease Term, Tenant's use of the Demised Premises shall be in compliance with all zoning, land use, and other applicable laws, rules, and regulations with respect thereto, and that nothing shall be done or kept on the Demised Premises in violation of any law, ordinance, order, rule or regulation of any governmental authority having jurisdiction, and that the Demised Premises shall be used, kept and maintained in compliance with any such law, ordinance, order, rule or regulation and with the certificate of occupancy issued for the Building and/or the Demised Premises.

         8.3 Compliance with Insurance Requirements. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises which might impair or increase the cost of insurance maintained with respect to the Demised Premises or the Property, which might increase the insured risks or which might result in cancellation of any such insurance.

         8.4 No Waste or Impairment of Value. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Property which might impair the value of the Demised Premises or the Property, or which would constitute excessive wear and tear or waste.

         8.5 No Overloading. Tenant covenants and agrees that nothing shall be done or kept on the Demised Premises or the Building and that no improvements, changes, alterations, additions, maintenance or repairs shall be made to the Demised Premises which might impair the structural soundness of the Building, Improvements, or Parking Area, which might result in an overload of electrical lines serving the Building or cause excessive tripping of circuit breakers, which might interfere with any telephone lines or equipment or any other electric or electronic equipment in the Building or on any adjacent or nearby property, which might place excessive demands on or exceed the capacity of the water lines or sewer lines servicing the Building, or which might in any other way overload any portion of the Property or Improvements or any equipment or facilities servicing the same. In the event of violations hereof, Tenant covenants and agrees to immediately remedy the violation at Tenant's expense and in compliance with all requirements of governmental authorities and insurance underwriters.

         8.6 No Nuisance. Noxious or Offensive Activity. Tenant covenants and agrees that no noxious or offensive activity shall be carried on upon the Demised Premises or the Property nor shall anything be done or kept on the Demised Premises or the Property which may be or become a public or private nuisance or which may cause embarrassment, disturbance, or annoyance to others in the Building or on adjacent or nearby property.

         8.7 No Annoying Lights, Sounds or Odors. Tenant covenants and agrees that no light shall be emitted from the Demised Premises which is unreasonably bright or causes unreasonable glare; no sound shall be emitted from the Demised Premises which is unreasonably loud or annoying; and no odor shall be emitted from the Demised Premises which is or might be noxious or offensive to others in the Building or on adjacent or nearby property.

         8.8 No Unsightliness. Tenant covenants and agrees that no unsightliness shall be permitted on the Demised Premises or the Property which is visible from any adjacent or nearby property. Without limiting the generality of the foregoing, all unsightly conditions, equipment, objects and conditions shall be kept enclosed within the Demised Premises; no refuse, scrap, debris, garbage, trash, bulk materials or waste shall be kept,

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stored or allowed to accumulate on the Demised Premises or the Property except as may be enclosed within the Demised Premises; all pipes, wires, poles, antennas and other facilities for utilities or the transmission or reception of audio or visual signals or electricity shall be kept and maintained underground or enclosed within the Demised Premises or appropriately screened from view; and no temporary structure shall be placed or permitted on the Demised Premises or the Property without the prior written consent of Landlord.

         8.9 No Animals. Tenant covenants and agrees that no animals shall be permitted or kept on the Demised Premises or the Property; provided, however, that nothing herein shall be construed as prohibiting qualified service animals which may not be legally excluded from the Demised Premises or Property pursuant to the Americans with Disabilities Act or any similar law, rule or regulation applicable to the Property.

         8.10 Restriction on Signs and Exterior Lighting. Tenant covenants and agrees that no signs or advertising devices of any nature shall be erected or maintained by Tenant on the Demised Premises or the Property and no exterior lighting shall be permitted on the Demised Premises or the Property except as approved in writing by Landlord.

         8.11 No Violation of Covenants. Tenant covenants and agrees not to commit, suffer or permit any violation of any covenant, condition or restriction affecting the Demised Premises or the Property.

         8.12 Restriction on Changes and Alterations. Tenant covenants and agrees not to improve, change, alter, add to, remove or demolish any improvements on the Demised Premises, ("Changes"), without the prior written consent of Landlord which consent shall not be unreasonably withheld, and unless Tenant complies with all conditions which may be imposed by Landlord, in its sole discretion, in connection with such consent; and unless Tenant pays to Landlord the reasonable costs and expenses of Landlord for architectural, engineering, legal or other consultants which may be reasonably incurred by Landlord in determining whether to approve any such Changes. Landlord's consent to any Changes and the conditions imposed in connection therewith shall be subject to all requirements and restrictions of any holder of a mortgage or deed of trust encumbering the Property. If such consent is given, no such changes shall be permitted unless Tenant shall have procured and paid for all necessary permits and authorizations from any governmental authorities having jurisdiction; unless such Changes will not reduce the value of the Property, and will not affect or impair existing insurance on the Property; and unless Tenant, at Tenant's sole cost and expense, shall maintain or cause to be maintained workmen's compensation insurance covering all persons employed in connection with the work and obtains liability insurance covering any loss or damage to persons or property arising in connection with any such Changes and such other insurance or bonds as Landlord may reasonably require. Tenant covenants and agrees that any such Changes approved by Landlord shall be completed with due diligence and in a good and workmanlike fashion and in compliance with all conditions imposed by Landlord and all applicable permits, authorizations, laws, ordinances, orders, rules and regulations of governmental authorities having jurisdiction and that the costs and expenses with respect to such Changes shall be paid promptly when due and that the Changes shall be accomplished free of liens of mechanics and materialmen. Tenant covenants and agrees that all such Changes shall become the property of the Landlord at the expiration of the Lease Term or, if Landlord so requests, Tenant shall, at or prior to expiration of the Lease Term and at its sole cost and expense, remove such Changes and restore the Demised Premises to their condition prior to such Changes.

         8.13 No Mechanic's Liens. Tenant covenants and agrees not to permit or suffer, and to cause to be removed and released, any mechanic's, materialmen's or other lien on account of supplies, machinery, tools, equipment, labor or material furnished or used in connection with the construction, alteration, improvement, addition to or repair of the Demised Premises by, through or under Tenant. At least fifteen (15) days prior to any Changes, Tenant shall provide written notice to Landlord of the date of commencement of any Changes. Prior to the commencement of any Changes, Tenant shall post in conspicuous locations and maintain on the Demised Premises and Building Notices of Owner's Non-Liability in the form attached hereto as Exhibit C or in such other form as Landlord may from time to time require in writing. Tenant shall have the right to contest, in good faith and with reasonable diligence, the validity of any such lien or claimed lien, provided that Tenant shall give to Landlord such security as may be reasonably requested by Landlord to insure the payment of any amounts claimed, including interest and costs, and to prevent any sale, foreclosure or forfeiture of any interest in the

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Property on account of any such lien, including, without limitation, bonding, escrow or endorsement of the title insurance policy of Landlord and any holder of a mortgage or deed of trust encumbering the Property. If Tenant so contests, then on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with interest and costs, and will cause the lien to be released and any judgment satisfied.

         8.14 No Other Encumbrances. Tenant covenants and agrees not to obtain any financing secured by Tenant's interest in the Demised Premises and not to encumber the Demised Premises or Landlord's or Tenant's interest therein, without the prior written consent of Landlord, and to keep the Demised Premises free from all liens and encumbrances except liens and encumbrances existing upon the date of commencement of the Lease Term or liens and encumbrances created by Landlord.

         8.15 Subordination to Landlord Mortgages. Tenant covenants and agrees that this Lease and Tenant's interest in the Demised Premises shall be junior and subordinate to any mortgage or deed of trust now or hereafter encumbering the Property. In the event of a foreclosure of any such mortgage or deed of trust, Tenant shall attorn to the party acquiring title to the Property as the result of such foreclosure. No act or further agreement by Tenant shall be necessary to establish the subordination of this Lease to any such mortgage or deed of trust, which is self-executing, but Tenant covenants and agrees, upon request to Landlord, to execute such documents as may be necessary or appropriate to confirm and establish this Lease as subordinate to any such mortgage or deed of trust in accordance with the foregoing provisions, including, without limitation, the form of Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit D. Alternatively, Tenant covenants and agrees that, at the option of any mortgagee or beneficiary under a deed of trust, Tenant shall execute documents as may be necessary to establish this Lease and Tenant's interest in the Demised Premises as superior to any such mortgage or deed of trust. If Tenant UNREASONABLY OR IN BAD FAITH fails to execute any documents REASONABLY required to be executed by Tenant under the provisions hereof WITHIN FIFTEEN (15) DAYS AFTER REQUEST, Tenant hereby makes, constitutes and irrevocably appoints Landlord as Tenant's attorney in fact and in Tenant's name, place and stead to execute any such document. In the event Tenant requests any changes or revisions to any such document or agreement, Tenant shall pay to Landlord, within ten (10) days after demand by Landlord, the reasonable costs and expenses of Landlord in connection with the negotiation, drafting, and revision thereof, including attorneys' fees.

         8.16 Assignment or Subletting. Tenant covenants and agrees not to make or permit a Transfer by Tenant, as hereinafter defined, without Landlord's prior written consent, which consent shall not be unreasonably withheld. A Transfer by Tenant shall include an assignment of this Lease, a sublease of all or any part of the Demised Premises, any transfer of 50% or more of the voting stock or interests of Tenant, or any assignment, sublease, license, franchise, transfer, mortgage, pledge or encumbrance of all or any part of Tenant's interest under this Lease or in the Demised Premises, by operation of law or otherwise, or the use or occupancy of all or any part of the Demised Premises by anyone other than Tenant. Any such Transfer by Tenant without Landlord's written consent shall be void and shall constitute a default under this Lease. In the event Landlord consents to any Transfer by Tenant, Tenant shall not be relieved of its obligations under this Lease and Tenant shall remain liable, jointly and severally and as a principal, and not as a guarantor or surety, under this Lease, to the same extent as though no Transfer by Tenant had been made, unless specifically provided to the contrary in Landlord's prior written consent. The acceptance of rent by Landlord from any person other than Tenant shall not be deemed to be a waiver by Landlord of the provisions of this Section or of any other provision of this Lease and any consent by Landlord to Transfer by Tenant shall not be deemed a consent to any subsequent Transfer by Tenant. In giving or withholding its consent to a proposed Transfer by Tenant, Landlord shall be entitled to consider any reasonable factor, including but not limited to the following: (a) financial strength and credit history of the proposed subtenant/assignee; (b) business reputation of the proposed subtenant/assignee;
(c) proposed use of the Demised Premises by the proposed subtenant/assignee; (d) managerial and operational skills of the proposed subtenant/assignee; and (e) compatibility of the proposed subtenant/assignee with other tenants of the Building. UNDER NO CIRCUMSTANCES SHALL TENANT BE PERMITTED TO MAKE ANY ASSIGNMENT, SUBLEASE OR OTHER TRANSFER OF THIS LEASE TO, NOR PERMIT ANY OCCUPANCY OR USE OF THE DEMISED PREMISES BY, XOR NETWORK ENGINEERING, INC., RED SHIFT, INC., OR ANY PARENT, SUBSIDIARY, OR AFFILIATE OF SUCH CORPORATIONS.

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         Tenant covenants and agrees that in the event Landlord consents to a sublease by Tenant, Tenant and Tenant's Subtenant shall enter into the form of Sublease, Assumption and Consent Agreement attached hereto as Exhibit E, and in the event Landlord consents to an assignment, Tenant and Tenant's assignee shall enter into the form of Assignment, Assumption, and Consent Agreement attached hereto as Exhibit F, or the REASONABLE standard form of agreement in each case then being used by Landlord for subleases and assignments. In the event Tenant or Tenant's transferee requests any changes or revisions to any such agreement, Tenant shall pay to Landlord, within ten (10) days after demand by Landlord, the reasonable costs and expenses of Landlord in connection with any request by Tenant for consent to a Transfer, including REASONABLE attorneys' fees. LANDLORD AGREES THAT SO LONG AS TENANT IS NOT IN DEFAULT, TENANT MAY COLLECT RENT ON ANY SUBLEASES AND LANDLORD WILL NOT REQUIRE SUCH SUBTENANTS TO MAKE DIRECT PAYMENTS TO LANDLORD.


         8.17 Annual Financial Statements. Tenant covenants and agrees to furnish to Landlord, within fifteen (15) days after Landlord's written request, copies of Tenant's most recent year end financial statements, and agrees that Landlord may deliver any such financial statements to any existing or prospective mortgagee or purchaser of the Property; PROVIDED, HOWEVER, THAT TENANT SHALL NOT BE OBLIGATED TO PROVIDE ANT FINANCIAL STATEMENTS TO LANDLORD THAT HAVE NOT YET BEEN RELEASED BY TENANT IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. The financial statements shall include a balance sheet as of the end of, and a statement of profit and loss for, the preceding fiscal year of Tenant and, if regularly prepared by Tenant, a statement of sources and use of funds for the preceding fiscal year of Tenant.

         8.18 Payment of Income and Other Taxes. Tenant covenants and agrees to pay promptly when due all personal property taxes on personal property of Tenant on the Demised Premises and all federal, state and local income taxes, sales taxes, use taxes, Social Security taxes, unemployment taxes and taxes withheld from wages or salaries paid to Tenant's employees, the nonpayment of which might give rise to a lien on the Demised Premises or Tenant's interest therein, and to furnish, if requested by Landlord, evidence of such payments.


         8.19 Estoppel Certificates. Tenant covenants and agrees to execute, acknowledge and deliver to Landlord, upon Landlord's written request, a written Estoppel Certificate certifying that this Lease is unmodified (or, if modified, stating the modifications) and in full force and effect; stating the dates to which Basic Rent has been paid, stating the amount of the Security Deposit held by Landlord; stating the amount of the Monthly Deposits held by Landlord for the then tax and insurance year; and stating whether or not Landlord is in default under this Lease (and, if so, specifying the nature of the default); and stating such other matters concerning this Lease as Landlord may reasonably request, including but not limited to, the form of Estoppel Certificate attached hereto as Exhibit G. Tenant agrees that such statement may be delivered to and relied upon by any existing or prospective mortgagee or purchaser of the Property. Tenant agrees that a failure to deliver such a statement within FIFTEEN (15) days after written request from Landlord shall be conclusive upon Tenant that this Lease is in full force and effect without modification except as may be represented by Landlord; that there are no uncured defaults by Landlord under this Lease; and that any representation by Landlord with respect to Basic Rent, the Security Deposit and Monthly Deposits are true. In the event Tenant requests any changes or revisions to any such Estoppel Certificate, OTHER THAN CHANGES NECESSARY TO MAKE THE STATEMENTS CONTAINED IN SUCH CERTIFICATE ACCURATE, Tenant shall pay to Landlord,


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within ten (10) days after demand by Landlord, the reasonable costs and expenses of Landlord in connection the negotiation, drafting and revision of such Estoppel Certificate, including REASONABLE attorneys' fees.

         8.20 Landlord Right to Inspect and Show Premises and to Install "For Sale" Signs. Tenant covenants and agrees that Landlord and the authorized representatives of Landlord shall have the right to enter the Demised Premises at any reasonable time for the purposes of inspecting, repairing or maintaining the same or performing any obligations of Tenant which Tenant has failed to perform hereunder or for the purposes of showing the Demised Premises to any existing or prospective mortgagee, purchaser or lessee of the Property or the Demised Premises. Tenant covenants and agrees that Landlord may at any time and from time to time place on the Property or the Demised Premises a sign advertising the Property or the Demised Premises for sale or for lease.

         8.21 Landlord Right to Renovate. Expand or Modify Building. Tenant covenants and agrees that Landlord shall have the right to renovate, expand, reconstruct, or otherwise modify the Building and/or Common Facilities at any time, in Landlord's sole discretion; provided, however, that no such renovation, expansion, reconstruction, or other modification shall permanently and materially interfere with Tenant's right to the quiet use and enjoyment of the Demised Premises according to the terms of this Lease. In the event any renovation, expansion, reconstruction or other modification of the Building or Common Facilities by Landlord causes a temporary material interference with Tenant's use and enjoyment of the Demised Premises, then during the period of such interference, there shall be an abatement of Basic Rent and Additional Rent proportionate to the extent of the space and period of time that Tenant is unable to use and enjoy the Demised Premises.




WRH
WW

         8.23 Landlord Title to Fixtures. Improvements and Equipment. Tenant covenants and agrees that all fixtures and improvements on the Demised Premises and all equipment and personal property relating to the use and operation of the Demised Premises (as distinguished from operations incident to the business of Tenant), including all plumbing, heating, lighting, electrical and air conditioning fixtures and equipment, whether or not attached to or affixed to the Demised Premises, and whether now or hereafter located upon the Demised Premises, shall be and remain the property of the Landlord upon expiration of the Lease Term.

         8.24 Removal of Tenant's Equipment. Tenant covenants and agrees to remove, at or prior to the expiration of the Lease Term, all of Tenant's Equipment, as hereinafter defined. "Tenant's Equipment" shall mean all equipment, apparatus, machinery, signs, furniture, furnishings and personal property used in the operation of the business of Tenant (as distinguished from the use and operation of the Demised Premises). If such removal shall injure or damage the Demised Premises Tenant covenants and agrees, at its sole cost and expense, at or prior to the expiration of the Lease Term, to repair such injury and damage in good and workmanlike fashion and to place the Demised Premises in the same condition as the Demised Premises would

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have been if such Tenant's Equipment had not been installed. If Tenant fails to remove any Tenant's Equipment by the Expiration of the Lease Term, Landlord may, at its option, AFTER TEN (10) DAYS WRITTEN NOTICE TO TENANT, keep and retain any such Tenant's Equipment or dispose of the same and retain any proceeds therefrom, and Landlord shall be entitled to recover from Tenant any costs or expenses of Landlord in removing the same and in restoring the Demised Premises in excess of the actual proceeds, if any, received by Landlord from disposition thereof. Tenant releases and discharges Landlord from any and all claims and liabilities of any kind arising out of Landlord's disposition of Tenant's Equipment.

         8.25 Tenant Indemnification of Landlord. Tenant covenants and agrees to protect, indemnify, defend, and hold Landlord harmless from and against all liability, obligations, claims, damages, penalties, causes of action, costs and expenses, including attorneys' fees, imposed upon, incurred by or asserted against Landlord by reason of: (a) any accident, injury to or death of any person or loss of or damage to any property occurring on or about the Demised Premises or Common Facilities; (b) any act or omission of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming by, through or under Tenant; (c) any use which may be made of, or condition existing upon, the Demised Premises or Common Facilities; (d) any improvements, fixtures or equipment upon the Demised Premises or Common Facilities; (e) any failure on the part of Tenant to perform or comply with any of the provisions, covenants or agreements of Tenant contained in this Lease; (f) any violation of any law, ordinance, order, rule or regulation of governmental authorities having jurisdiction by Tenant or Tenant's officers, employees, agents, guests or invitees or by anyone claiming by, through or under Tenant; and (g) any repairs, maintenance of Changes to the Demised Premises made or caused to be made by, through or under Tenant. Tenant further covenants and agrees that, in case any action, suit or proceeding is brought against Landlord by reason of any of the foregoing, Tenant will, at Tenant's sole cost and expense, pay all costs and expenses to defend Landlord in any such action, suit or proceeding with counsel of Landlord's choosing.

         8.26 Liability of Landlord. Landlord shall be liable to Tenant for Landlord's gross negligence and willful misconduct. Tenant waives and releases any claims Tenant may have against Landlord or Landlord's officers, agents or employees for loss, damage or injury to person or property sustained by Tenant or Tenant's officers, agents, employees, guests, invitees, or anyone claiming by, through or under Tenant resulting from any cause whatsoever other than gross negligence or willful misconduct. Notwithstanding anything to the contrary contained in this Lease, Landlord, its beneficiaries, successors and assigns, shall not be personally liable with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of Landlord in the Property in the event of any default or liability of Landlord under this Lease, such exculpation of liability to be absolute and without any exception whatsoever.

         8.27 Release upon Transfer by Landlord. In the event of a transfer by Landlord of the Property or of Landlord's interest as Landlord under this Lease, Landlord's successor or assignee shall take subject to and be bound by this Lease and, in such event, Tenant covenants and agrees that Landlord shall be released from all obligations of Landlord under this Lease, except obligations which arose and matured prior to such transfer by Landlord; that Tenant shall thereafter look solely to Landlord's successor or assign for satisfaction of the obligations of Landlord under this Lease; and that, upon demand by Landlord or Landlord's successor or assign, Tenant shall attorn to such successor or assign.

         8.28 Rules and Regulations. Tenant shall observe and comply with rules and regulations which may be reasonably promulgated and amended from time to time by Landlord by providing written notice thereof to Tenant. Landlord shall not be responsible to Tenant for the future of any other tenant of the Building to observe or comply with any of the rules or regulations, but Landlord shall make reasonable efforts to enforce the rules and regulations (if any) for the benefit of all tenants of the Building.

         8.29 Monitoring Equipment. Should equipment for monitoring fire systems and/or security systems be deemed necessary by Tenant or be required for the Demised Premises by federal, state, or local governing agencies because of Tenant's equipment, the nature of Tenant's business, or Tenant's modification of the Demised Premises, Tenant shall be responsible for installation of such monitoring system, for any required building permits, monthly monitoring fees, and any fines, penalties or other

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charges for false alarms. Should such monitoring systems be otherwise required by federal, state, or local governing agencies, or deemed by Landlord to be advisable for the operation of the Building, Landlord shall be responsible for installation of such monitoring systems, and all costs and expenses relating thereto shall be included as Common Facilities Charges.

                                    ARTICLE 9
                              ENVIRONMENTAL MATTERS

         9.1      Definitions.

                  9.1.1 Hazardous Material. Hazardous Material means any substance:

                           9.1.1.1  which is or becomes defined as a "hazardous
material," "hazardous waste," "hazardous substance," "regulated substance," "pollutant" or "contaminant" under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); or

                           9.1.1.2  which is toxic, explosive, corrosive,
flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of Colorado or any political subdivision thereof; or

                           9.1.1.3  the presence of which on the premises causes
or threatens to cause a nuisance upon the premises or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the premises; or

                           9.1.1.4  which contains gasoline, diesel fuel or
other petroleum hydrocarbons; or

                           9.1.1.5  which contains polychlorinated bipheynols
(PCBs), asbestos or urea formaldehyde foam insulation; or

                           9.1.1.6  radon gas.

                  9.1.2 Environmental Requirements. Environmental Requirements means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulator decrees, judgments, and orders relating to the protection of human health or the environment.

                  9.1.3 Environmental Damages. Environmental Damages means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' and witnesses' fees, any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, beneath the premises or migrating or threatening to migrate to or from the premises, or the existence of a violation of Environmental Requirements pertaining to the premises.

         9.2 Tenant's Obligation to Indemnify. Defend and Hold Harmless. Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless the following persons from and against any and all Environmental Damages ARISING FROM ACTIVITIES OF TENANT OR ITS EMPLOYEES,

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AGENTS, CONTRACTORS, SUBCONTRACTORS, OR GUESTS, LICENSEES, OR INVITEES which (1)
result in the presence of Hazardous Materials upon, about or beneath the Demised Premises or migrating to or from the Demised Premises, or (2) result in the violation of any Environmental Requirements pertaining to the Demised Premises and the activities thereon:

                  9.2.1    Landlord;

                  9.2.2 any other person who acquires an interest in the premises in any manner, including but not limited to purchase at a foreclosure sale or otherwise; and

                  9.2.3 the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns, guests and invitees of such persons.

         This obligation shall include, but not be limited to, the burden and expense of investigating and defending all claims, suits and administrative proceedings (with counsel reasonably approved by the indemnified parties), including attorneys' fees and expert witness and consulting fees, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons, and all such expenses incurred in enforcing the obligation to indemnify. Tenant, at its sole expense, may employ additional counsel of its choice to associate with counsel representing the indemnified parties.

         9.3 Tenant's Obligation to Remediate. Notwithstanding the obligation of Tenant to indemnify Landlord pursuant to this agreement, Tenant shall, upon demand of Landlord, and at its sole cost and expense, promptly take all actions to remediate the Demised Premises, Building, and Land which are reasonably necessary to mitigate Environmental Damages or to allow full economic use of the Building and Land, or are required by Environmental Requirements, which remediation is necessitated by the 1) introduction of a Hazardous Material upon, about or beneath the Demised Premises or 2) a violation of Environmental Requirements, EITHER OF WHICH IS CAUSED BY THE ACTIONS OF TENANT, ITS EMPLOYEES, AGENTS, CONTRACTORS, SUBCONTRACTORS, GUESTS, INVITEES OR LICENSEES. Tenant shall promptly provide to Landlord copies of testing results and reports that are generated in connection with the above activities, and copies of any correspondence with any governmental entity related to such activities.

         9.4 Notification. If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Demised Premises or past or present activities of any person thereon, or that any representation set forth in this agreement is not or is no longer accurate, then Tenant shall deliver to Landlord, within ten days of the receipt of such notice or communication by Landlord, a written description of said violation, liability, correcting information, or actual or threatened event or condition, together with copies of any such notice or communication. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification or communication.

         9.5      Negative Covenants.

                  9.5.1 No Hazardous Material on Demised Premises. Except in strict compliance with all Environmental Requirements, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Demised Premises by Tenant, its agents, employees, contractors, subcontractors, guests, licensees or invitees, or any other person. Tenant shall deliver to Landlord copies of all documents which Tenant provides to any governmental body in connection with compliance with Environmental Requirements with respect to the premises, such delivery to be contemporaneous with provision of the documents to the governmental agency.

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                  9.5.2    No Violations of Environmental Requirements. Tenant
shall not cause, permit or suffer the existence or the commission by Tenant, its agents, employees, contractors, subcontractors or guests, licensees or invitees, or by any other person of a violation of any Environmental Requirements upon, about or beneath the Demised Premises or any portion of the Building or Land.

         9.6 Landlord's Right to Inspect and to Audit Tenant's Records. Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Demised Premises and to inspect and audit Tenant's records concerning Hazardous Materials at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Demised Premises and the activities thereon with Environmental Requirements and the existence of Environmental Damages. Tenant hereby grants to Landlord the right to enter the Demised Premises UPON TWO BUSINESS DAYS' NOTICE, EXCEPT IN CASE OF EMERGENCY, IN WHICH CASE SUCH NOTICE SHALL NOT BE REQUIRED, and to perform such tests on the Demised Premises as are reasonably necessary in the opinion of Landlord to assist in such audits and investigations. Landlord shall use reasonable efforts to minimize interference with the business of Tenant by such tests inspections and audits, but Landlord shall not be liable for any interference caused thereby.

         9.7 Landlord's Right to Remediate. Should Tenant fail to perform or observe any of its obligations or agreements pertaining to Hazardous Materials or Environmental Requirements, then Landlord shall have the right, but not the duty, without limitation upon any of the rights of Landlord pursuant to this Lease, to enter the Demised Premises personally or through its agents, consultants or contractors and perform the same. Tenant agrees to indemnify Landlord for the costs thereof and liabilities therefrom as set forth in Section 9.2.

         9.8 Survival of Environmental Obligations. The obligations of Landlord and Tenant as set forth in this Article 9 and all of its sections shall survive expiration or termination of this Lease.

                                   ARTICLE 10
                             DAMAGE OR DESTRUCTION

         10.1 Damage to Demised Premises. If any portion of the Demised Premises shall be damaged or destroyed by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord ("Tenant's Notice of Damage").


         10.2 Options to Terminate if Damage to Demised Premises is Substantial. Upon receipt of Tenant's Notice of Damage, Landlord shall promptly proceed to determine the nature and extent of the damage or destruction and to estimate the time necessary to repair or restore the Demised Premises. As soon as reasonably possible, BUT IN NO EVENT LATER THAN THIRTY (30) DAYS, Landlord shall give written notice to Tenant stating Landlord's estimate of the time necessary to repair or restore the Demised Premises ("Landlord's Notice of Repair Time"). If Landlord reasonably estimates that repair or restoration of the Demised Premises cannot be completed within ONE HUNDRED EIGHTY (180) days from the time of Landlord's Notice of Repair Time, Landlord and Tenant shall each have the option to terminate this Lease. If, however, the damage or destruction was caused by the NEGLIGENCE of Tenant or Tenant's officers, employees, agents, guests or invitees or of anyone claiming by, through or under Tenant, Landlord shall have the option to terminate this Lease if Landlord reasonably estimates that the repair or restoration cannot reasonably be completed within ONE HUNDRED EIGHTY (180) days from the time of Tenant's Notice of Damage, but Tenant shall not have the option to terminate this Lease. Any option granted hereunder shall be exercised by written notice to the other party given within ten (10) days after Landlord's Notice of Repair Time. If either Landlord or Tenant exercises its option to terminate this Lease, the Lease Term shall expire thirty (30) days after the notice by either Landlord or Tenant exercising such party's option to terminate this Lease. Following termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of Tenant's Notice of Damage less the reasonable value of any use or occupation of the Demised Premises by Tenant subsequent to the time of Tenant's Notice of Damage.


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         10.3     Damage to Building. If the Building shall be damaged or
destroyed by fire or other casualty (whether or not the Demised Premises are affected) to the extent of fifty percent (50%) or more of the replacement value of the Building, and within thirty (30) days after the happening of such damage Landlord shall decide not to reconstruct or rebuild the Building, then upon written notice to Tenant within such thirty (30) days, this Lease shall terminate and Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent paid by Tenant for the period after such damage less the reasonable value of any use or occupation of the Demised Premises by Tenant during such period.


         10.4 Obligations to Repair and Restore. If repair and restoration of the Demised Premises can be completed within the period specified in Section 10.2, in Landlord's reasonable estimation, or if neither Landlord nor Tenant terminate this Lease as provided in Sections 10.2 or 10.3, this Lease shall continue in full force and effect and Landlord shall proceed forthwith to cause the Demised Premises to be repaired and restored with reasonable diligence and there shall be abatement of Basic Rent and Additional Rent proportionate to the extent of the space and period of time that Tenant is unable to use and enjoy the Demised Premises.


         10.5 Application of Insurance Proceeds. The proceeds of any Casualty Insurance maintained on the Demised Premises, other than casualty insurance maintained by Tenant on fixtures and personal property of Tenant, shall be paid to and become the property of Landlord, subject to any obligation of Landlord to cause the Demised Premises to be repaired and restored and further subject to any rights of a holder of a mortgage or deed of trust encumbering the Property to such proceeds. Landlord's obligation to repair and restore the Demised Premises provided in this Article 10 is limited to the repair and restoration that can be accomplished with the proceeds of any Casualty Insurance maintained on the Demised Premises. The amount of any such insurance proceeds is subject to any right of a holder of a mortgage or deed of trust encumbering the Property to apply such proceeds to its secured debt. IF INSURANCE PROCEEDS ARE INADEQUATE TO PERMIT RESTORATION OF THE DEMISED PREMISES AS REQUIRED HEREIN, TENANT SHALL HAVE THE RIGHT TO TERMINATE THIS LEASE UPON WRITTEN NOTICE TO LANDLORD.

                                   ARTICLE 11
                                  CONDEMNATION

         11.1 Taking - Substantial Taking - Insubstantial Taking. A "Taking" shall mean the taking of all or any portion of the Demised Premises as a result of the exercise of the power of eminent domain or condemnation for public or quasi-public use or the sale of all or part of the Demised Premises under the threat of condemnation. A "Substantial Taking" shall mean a Taking of twenty five percent (25%) or more of the area (in square feet) of either the Demised Premises or Hie Building. An "Insubstantial Taking" shall mean a Taking which does not constitute a Substantial Taking.

         11.2 Termination on Substantial Taking. If there is a Substantial Taking with respect to the Demised Premises or the Building, the Lease Term shall expire on the date of vesting of title pursuant to such Taking. In the event of termination of this Lease under the provisions hereof, Landlord shall refund to Tenant such amounts of Basic Rent and Additional Rent theretofore paid by Tenant as may be applicable to the period subsequent to the time of termination of this Lease.


         11.3 Restoration on Insubstantial Taking. In the event of an Insubstantial Taking, this Lease shall continue in full force and effect, Landlord shall proceed forthwith to cause the Demised Premises, less such Taking, to be restored as near as may be to the original condition thereof and there shall be abatement of Basic Rent and Additional Rent proportionate to the extent of the space so taken.


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         11.4     Right to Award. The total award, compensation, damages or
consideration received or receivable as a result of a Taking ("Award") shall be paid to and be the property of Landlord, including, without limitation, any part of the Award made as compensation for diminution of the value of the leasehold or the fee of the Demised Premises. Tenant hereby assigns to Landlord, all of Tenant's right, title and interest in and to any such Award. Tenant covenants and agrees to execute, immediately upon demand by Landlord, such documents as may be necessary to facilitate collection by Landlord of any such Award. Notwithstanding Landlord's right to the entire Award, Tenant shall be entitled to any separate award, if any, for the loss of Tenant's personal property or the loss of Tenant's business and profits AND LANDLORD SHALL REASONABLY COOPERATE WITH TENANT IN ITS EFFORTS TO PURSUE SUCH A SEPARATE AWARD

                                   ARTICLE 12
                               DEFAULTS BY TENANT

         12.1 Defaults Generally. Each of the following shall constitute a "Default by Tenant" under this Lease.


         12.2 Failure to Pay Rent or Other Amounts. A Default by Tenant shall exist if Tenant fails to pay Basic Rent, Additional Rent, Monthly Deposits, or any other amounts payable by Tenant under the terms of this Lease, within FIVE (5) days after such rental or amount is due.


         12.3 Violation of Lease Terms. A Default by Tenant shall exist if Tenant breaches or fails to comply with any agreement, term, covenant or condition in this Lease applicable to Tenant, and Tenant does not cure such breach or failure within thirty (30) days after WRITTEN notice thereof by Landlord to Tenant, or, if such breach or failure to comply cannot be reasonably cured within such 30-day period, if Tenant shall not in good faith commence to cure such breach or failure to comply with such 30-day period or shall not diligently proceed therewith to completion with sixty (60) days following the occurrence of the breach or failure.


         12.4 Nonoccupancy of Demised Premises. A Default by Tenant shall exist if Tenant shall LEAVE THE DEMISED PREMISES CONTINUOUSLY VACANT FOR SIXTY
(60) DAYS AND abandon the Demised Premises.


         12.5 Transfer of Interest Without Consent. A Default by Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be transferred to or pass to or devolve upon any other party without Landlord's prior written consent.

         12.6 Execution and Attachment Against. A Default by Tenant shall exist if Tenant's interest under this Lease or in the Demised Premises shall be taken upon execution or by other process of law directed against Tenant, or shall be subject to any attachment at the instance of any creditor or claimant against Tenant and said attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof.

         12.7 Bankruptcy or Related Proceedings. A Default by Tenant shall exist if Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any similar act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors or if involuntary proceedings under any such bankruptcy or insolvency law or for the dissolution of Tenant shall be instituted against Tenant or a receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trustee-ship vacated within sixty (60) days after such institution or appointment.

                                   ARTICLE 13

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                               LANDLORD'S REMEDIES

         13.1 Remedies Generally. Upon the occurrence of any Default by Tenant, Landlord shall have the right, at Landlord's election, then or at anytime thereafter, to exercise any one or more of the following remedies.

         13.2 Cure by Landlord. In the event of a Default by Tenant, Landlord may, at Landlord's option, but without obligation to do so, and without releasing Tenant from any obligations under this Lease, make any payment or take any action as Landlord may deem necessary or desirable to cure any such Default by Tenant in such manner and to such extent as Landlord may deem necessary or desirable. LANDLORD SHALL GIVE TENANT NOTICE AND OPPORTUNITY TO CURE SUCH DEFAULT WITHIN THE TIME PERIODS SPECIFIED IN THIS LEASE, EXCEPT IN CASE OF EMERGENCY, IN WHICH CASE Landlord may do so without demand on, or written notice to, Tenant and without giving Tenant any opportunity to cure such Default by Tenant. Tenant covenants and agrees to pay to Landlord, within ten (10) days after demand, all advances, costs and expenses of Landlord in connection with the making of any such payment or the taking of any such action, including reasonable attorneys' fees, together with interest as hereinafter provided from the day of payment of any such advances, costs and expenses by Landlord. Action taken by Landlord may include commencing, appearing in, defending or otherwise participating in any action or proceedings and paying, purchasing, contesting or compromising any claim, right, encumbrance, charge or lien with respect to the Demised Premises which Landlord, in its discretion, may deem necessary or desirable to protect its interest in the Demised Premises and under this Lease.

         13.3 Termination of Lease and Damages. In the event of a Default by Tenant THAT IS NOT CURED WITHIN THE APPLICABLE CURE PERIOD(S) PROVIDED IN THIS LEASE, Landlord may terminate this Lease, effective at such time as may be specified by written notice to Tenant, and demand (and, if such demand is refused, recover) possession of the Demised Premises from Tenant. Tenant shall remain liable to Landlord for damages in an amount equal to the Basic Rent, Additional Rent and other sums which would have been owing by Tenant hereunder for the balance of the term, had this Lease not been terminated, less the net proceeds, if any, of reletting of the Demised Premises by Landlord subsequent to such termination, after deducting all Landlord's REASONABLE expenses in connection with such recovery of possession or reletting. Landlord shall be entitled to collect and receive such damages from Tenant on the days on which the Basic Rent, Additional Rent and other amounts would have been payable if this Lease had not been terminated. Alternatively, at the option of Landlord, Landlord shall be entitled to recover forthwith from Tenant, as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of (a) the aggregate of the Basic Rent, Additional Rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term, over (b) the aggregate rental value of the Demised Premises for the balance of the Lease Term, both discounted to present worth at the then applicable federal rate.


         13.4 Repossession and Reletting. In the event of Default by Tenant THAT IS NOT CURED WITHIN THE APPLICABLE CURE PERIOD(S) PROVIDED IN THIS LEASE, Landlord may reenter and take possession of the Demised Premises or any part thereof, WITH SUCH DEMAND OR NOTICE AS MAY BE REQUIRED BY APPLICABLE LAW, and repossess the same and expel Tenant and any party claiming by, under or through Tenant, and remove the effects of both, without breach of the peace, without being liable for prosecution on account thereof or being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or right to bring any proceeding for breach of covenants or conditions. No such reentry or taking possession of the Demised Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right, following any reentry or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which even the Lease will terminate as specified in said notice. After recovering possession of the Demised Premises, Landlord may, from time to time, but shall not be obligated to, relet the Demised Premises, or any part thereof, for the account of Tenant, for such term or terms and on such conditions and upon such other terms as Landlord, in its uncontrolled discretion, may determine. Landlord may make such


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

repairs, alterations or improvements as Landlord may consider appropriate to accomplish such reletting, and Tenant shall reimburse Landlord upon demand for all REASONABLE costs and expenses, including brokers' commissions and attorneys' fees, which Landlord may incur in connection with such reletting. Landlord may collect and receive the rents for such reletting but Landlord shall in no way be responsible or liable for any failure to relet the Demised Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. Notwithstanding Landlord's recovery of possession of the Demised Premises, Tenant shall continue to pay on the dates herein specified, the Basic Rent, Additional Rent and other amounts which would be payable hereunder if such repossession had not occurred. Upon the expiration or earlier termination of this Lease, Landlord shall refund to Tenant any amount, without interest, by which the amounts paid by Tenant, when added to the net amount, if any, recovered by Landlord through any reletting of the Demised Premises, exceeds the amounts payable by Tenant under this Lease. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Demised Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith will be made in determining the net amount recovered from such reletting. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, LANDLORD SHALL MAKE COMMERCIALLY REASONABLE EFFORTS TO MITIGATE ITS DAMAGES.


         13.5     Security Interest.


         13.6 Suits by Landlord. Actions or suits for the recovery of amounts and damages payable under this Lease may be brought by Landlord from time to time, at Landlord's election, and Landlord shall not be required to await the date upon which the Lease Term would have expired to bring any such action or suit.

         13.7 Recovery of Landlord Enforcement Costs. All costs and expenses incurred by Landlord in connection with collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees, whether or not any action is commenced by Landlord, shall be paid by Tenant to Landlord upon demand.


         13.8 Administrative Late Charge. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Landlord on or before the FIFTH day of the month for which the rent is due, or if any other payment due Landlord by Tenant is not received by Landlord on or before the last day of the month next following the month in which Tenant was invoiced, an Administrative Late Charge of FOUR PERCENT (4%) of such past due amount shall be come due and payable in addition to such amounts owed under this Lease to help defray the additional cost to Landlord for processing such late payments.



         13.9 Interest on Past-Due Payments and Advances. Tenant covenants and agrees to pay to Landlord interest on demand at the rate of EIGHTEEN PERCENT (18%) per annum, compounded on a monthly basis, on the amount of any Monthly Rent, Monthly Deposit or other charges not paid when due, from the date due and payable, and on the amount of any payment made by Landlord required to have been made by Tenant under this Lease and on the amount of any costs and expenses, including reasonable attorneys' fees, paid by Landlord in connection with the taking of any action to cure any Default by Tenant, from the date of making any such payment or the advancement of such costs and expenses by Landlord.


         13.10 Landlord's Bankruptcy. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowable by any statute or rule of law governing such proceeding in effect at the time when such damages are to be proved, whether or not such amount be greater, equal or less than the amounts recoverable, either as damages or rent, under this Lease.

Copyright(C)1999 Flatiron Park Company

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         13.11    Remedies Cumulative. Exercise of any of the remedies of
Landlord under this Lease shall not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.

                                   ARTICLE 14
                           SURRENDER AND HOLDING OVER

         14.1 Surrender upon Lease. Upon the expiration or earlier termination of this Lease, or on the date specified in any demand for possession by Landlord after any UNCURED Default by Tenant, Tenant covenants and agrees to surrender possession of the Demised Premises to Landlord broom clean, with all lighting, doors, and electrical and mechanical systems (including, without limitation, all HVAC facilities) in good working order and condition, all walls in clean condition and holes or punctures in the walls repaired, and otherwise in the same condition as when Tenant first occupied the Demised Premises, ordinary wear and tear excepted.


         14.2 Holding Over. If Tenant shall hold over after the expiration of the Lease Term, without written agreement providing otherwise, Tenant shall be deemed to be a Tenant at sufferance, at a monthly rental, payable in advance, equal to ONE HUNDRED FIFTY PERCENT (150%) of the Monthly Rental, and Tenant shall be bound by all of the other terms, covenants and agreements of this Lease. Nothing contained herein shall be construed to give Tenant the right to hold over at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Demised Premises, as well as any damages incurred by Landlord, due to Tenant's failure to vacate the Demised Premises and deliver possession to Landlord as herein provided.


                                   ARTICLE 15
                                 MISCELLANEOUS

         15.1 No Implied Waiver. No failure by Landlord to insist upon the strict performance of any term, covenant or agreement contained in this Lease, no failure by Landlord to exercise any right or remedy under this Lease, and no acceptance of full or partial payment during the continuance of any Default by Tenant, shall constitute a waiver of any such term, covenant or agreement, or a waiver of any such right or remedy, or a waiver of any such Default by Tenant.

         15.2 Survival of Provisions. Notwithstanding any termination of this Lease, the same shall continue in force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

         15.3 Covenants Independent. This Lease shall be construed as if the Covenants herein between Landlord and Tenant are independent, and not dependent, and Tenant shall not be entitled to any offset against Landlord if Landlord fails to perform its obligations under this Lease.

         15.4 Covenants as Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

         15.5 Tenant's Remedies. Tenant may bring a separate action against Landlord for any claim Tenant may have against Landlord under this Lease, provided Tenant shall first give written notice thereof to Landlord and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any mortgage or deed of trust covering the Demised Premises, the Property or any portion thereof of whose address Tenant has been notified in writing, and shall afford such holder a reasonable opportunity to cure any default on Landlord's behalf. In no event will Landlord be responsible for any incidental, consequential or special damages incurred by Tenant, including, but not limited to, loss of profits or interruption of business as a result of any default by Landlord hereunder.

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

         15.6 Binding Effect. This Lease shall extend to and be binding upon the heirs, executors, legal representatives, successors and assigns of the respective parties hereto. The terms, covenants, agreements and conditions in this Lease shall be construed as covenants running with the Land.

         15.7 Short Form Lease. This Lease shall not be recorded, but Tenant agrees, at the request of Landlord, to execute a short form lease for recording, containing the names of the parties, a description of the Demised Premises and the Lease Term.

         15.8 Notices and Demands. All notices, demands or billings under this Lease shall be in writing, signed by the party giving the same and shall be deemed properly given and received when actually given and received or three (3) business days after mailing, if sent by registered or certified United States mail, postage prepaid, addressed to the party to receive the notice at the address set forth for such party in the first paragraph of this Lease or at such other address as either party may notify the other of in writing. Any notice by Tenant to Landlord shall not be effective until a copy thereof shall have been received by or transmitted in the same manner to Landlord's counsel at the address set forth in the Summary of Basic Lease Terms or such other address as Landlord may from time to time notify Tenant in writing.

         15.9 Force Majeure. In the event that Landlord shall be delayed or hindered in, or prevented from, the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, the inability to obtain building inspections, approvals, or permits, stop work orders, the inability to obtain a certificate of occupancy, failure of power or unavailability of utilities, riots, insurrection, war or other reason of like nature not the fault of Landlord, or not within its reasonable control, the performance of such acts shall be excused for the period of delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay (including extension of both the commencement and expiration dates of this Lease); provided, however, that if Tenant is not in any way responsible for the delay and does not have use or occupancy of the Demised Premises during the period of delay, the rent and other charges payable hereunder shall be abated for such period of delay.

         15.10 Time of the Essence. Time is of the essence under this Lease, and all provisions herein relating thereto shall be strictly construed.

         15.11 Captions for Convenience. The headings and captions hereof are for convenience only and shall not be considered in interpreting the provisions hereof.

         15.12 Severability. If any provision of this Lease shall be held invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and there shall be deemed substituted for the affected provision a valid and enforceable provision as similar as possible to the affected provision.

         15.13 Governing Law and Venue. This Lease shall be interpreted and enforced according to the laws of the State of Colorado. Any action or proceeding arising out of this Lease, its modification or termination, or the performance or breach of either party hereto, shall be brought exclusively in courts of the state and county in which the Property is located. The parties agree that such courts are a convenient forum and waive any right to alter or change venue, including removal.

         15.14 Entire Agreement/Further Assurances. This Lease and any exhibits and addenda referred to herein, constitute the final and complete expression of the parties' agreement with respect to the Demised Premises and Tenant's occupancy thereof. Each party agrees that it has not relied upon or regarded as binding any prior agreements, negotiations, representations, or understandings, whether oral or written, except as expressly set forth herein. The parties agree that if there should be any clerical or typographical errors in this Lease, the Summary of Basic Lease Terms, any exhibit or addendum hereto, the party requested to do so will use its reasonable, good faith efforts to execute such corrective instruments or do all things necessary or appropriate to correct such errors. Further, the parties agree that if it becomes necessary or desirable to execute further instruments or to

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

make other assurances, the party requested to do so will use its reasonable, good faith efforts to provide such executed instruments or do all things reasonably necessary or appropriate to carry out this Lease.

         15.15 No Oral Amendment or Modifications. No amendment or modification of this Lease, and no approvals, consents or waivers by Landlord under this Lease, shall be valid and binding unless in writing and executed by the party to be bound.

         15.16 Real Estate Brokers. Tenant covenants to pay, hold harmless and indemnify the Landlord from and against any and all cost, expense or liability for any compensation, commissions, charges or claims by any broker or other agent with respect to this Lease or the negotiation thereof other than the broker(s) listed as the Brokers), if any, on the Summary of Basic Lease Terms.

         15.17 Relationship of Landlord and Tenant. Nothing contained herein shall be deemed or construed as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

         15.18 Authority of Tenant. Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to deliver this Lease on behalf of Tenant and that this Lease is binding upon Tenant in accordance with its terms.

         15.19 REASONABLE COSTS AND EXPENSES. WHENEVER ANY PROVISON OF THIS LEASE REQUIRES THE REIMBURSEMENT OF COSTS OR EXPENSES BY TENANT, SUCH PROVISION SHALL BE INTERPRETED TO MEAN REASONABLE COSTS AND EXPENSES.

                                     * * *

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

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.

LANDLORD:                                   TENANT:

2545 Central, LLC.                          Carrier Access Corporation

By: /s/ Richard L. Hedges                   By: /s/ Nancy Pierce
   ------------------------                    -------------------------------
      Richard L. Hedges                           Nancy Pierce
      Vice President                              Chief Financial Officer
      Authorized Agent for Landlord

STATE OF COLORADO  )
                   )ss
COUNTY OF BOULDER  )

         The foregoing instrument was acknowledged before me this 15th day of December, 1999 by Richard L. Hedges, as Vice President and Authorized Agent of FLATIRON PARK COMPANY.

   Witness my hand and official seal.
   My commission expires: FEB 11, 2002
        CHARISSE J. KOLISH
         NOTARY PUBLIC
        STATE OF COLORADO                          /s/ CHARISSE J. KOLISH
                                                   ---------------------------
    My commission expires: FEB 11, 2002            Notary Public

STATE OF COLORADO   )
                    )ss
COUNTY OF BOULDER   )

         The foregoing instrument was acknowledged before me this 15th day of December, 1999 by Nancy Pierce, as Chief Financial Officer of Carrier Access Corporation.

         Witness my hand and official seal.
         My commission expires: FEB 11, 2002

      CHARISSE J. KOLISH                         /s/ CHARISSE J. KOLISH
        NOTARY PUBLIC                            ------------------------------
     STATE OF COLORADO                           Notary Public

    My Commission Expires: Feb. 11, 2002

 Copyright (C) 1999 Flatiron Park Company

                                    EXHIBIT A

                           LEGAL DESCRIPTION OF LAND

LOT 5, FLATIRON INDUSTRIAL PARK FILING N0.4
COUNTY OF BOULDER, STATE OF COLORADO

Copyright (C) 1999 Flatiron Park Company

                                    EXHIBIT B

                  LOCATION OF DEMISED PREMISES WITHIN BUILDING

[ENTIRE BUILDING]

Copyright (C) 1999 Flatiron Park Company

                                   EXHIBIT B

                                  [FLOOR PLAN]

                              5765 CENTRAL AVENUE

                                   1ST FLOOR

                                   EXHIBIT B

                                  (CONTINUED)

                               [FLOORFLOOR PLAN]

                                5766 CENTRAL AV.

                                   2ND FLOOR

                                    EXHIBIT C

                  NOTICE OF NON-LIABILITY FOR MECHANICS' LIENS

Pursuant to C.R.S. Section 38-22-105, [Landlord], the owner of these premises, located at [Building address], Boulder, Colorado, hereby gives notice to all persons performing labor or furnishing skill, materials, machinery, or other fixtures in connection with any construction, alteration, removal, addition, repair or other improvement on or to these premises, that the owner shall not be liable therefor and the interests of said owner shall not be subject to any lien for the same.

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                                    EXHIBIT D

                                     FORM OF

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is entered into as of the__________ day of ___________, ________, among _________________________________ ("Landlord"), whose address is
c/o Flatiron Park Company, 5540 Central Avenue, Boulder, CO 80301, _________________________ ("Tenant"), whose address is ________________________, and ____________________ ("Lender"), whose address is _________________________.

                                    RECITALS

         A. Landlord is the owner or the ground lessee of the real property described on Exhibit A attached hereto (the "Property").

         B. Pursuant to a certain Lease dated _____________________, _______________ (the "Lease"), Landlord has leased to Tenant all or a portion of the Property.

         C. Financing for the Property is to be provided by a loan to be made by Lender to Borrower (the "Loan"). The Loan will be secured, in part, by a Deed of Trust (the "Deed of Trust") from Landlord to the Public Trustee of Boulder County, Colorado, for the use and benefit of Lender.

         D. The parties wish to provide for subordination of the Lease to the Deed of Trust, for the continuation of Tenant's right to occupy the Property so long as no default exists under the Lease, notwithstanding any foreclosure of the Deed of Trust, and for Tenant's attornment to any person or entity who may acquire title to the Property upon or in lieu of foreclosure of the Deed of Trust.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                              TERMS AND CONDITIONS

         1. Status of Lease. Tenant represents and warrants to Lender that the Lease has been duly authorized, executed and delivered by Tenant. Landlord and Tenant each represent and warrant to Lender that the Lease is in full force and effect and has not been modified or amended in any way, and neither party to the Lease is in default with respect to such party's obligations under the Lease as of the date of this Agreement.

         2. Assignment of Landlord's Interest in Lease. Tenant acknowledges that, pursuant to the Deed of Trust, Landlord has assigned all of the rights and benefits (but none of the obligations) of Landlord under the Lease to Lender. Upon notice from Lender that Lender has revoked its revocable waiver of Lender's rights under the Deed of Trust, and until subsequent notice from Lender to the contrary, Tenant shall pay all rent and other sums coming due under the Lease directly to Lender or in accordance with Lender's instructions, notwithstanding any contrary instruction which Tenant may receive from Landlord. Landlord hereby expressly authorizes Tenant to make such payments directly to Lender and agrees that the rights of Tenant under the Lease will in no way be prejudiced or impaired by reason of Tenant's compliance with any such notice from Lender.

         3. Subordination of Lease. Tenant hereby subordinates the Lease, and all of Tenant's right, title and interest in and to the Property, to the Deed of Trust and to any and all increases, renewals,

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

modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust. The lien of the Deed of Trust shall, with respect to all amounts now or at any time hereafter secured by such lien (including amounts in excess of the principal face amount of the Note referred to in the Deed of Trust) be senior and superior in all respects to any interest of Tenant in the Property.

         4. Non-Disturbance. Lender agrees that so long as Tenant is not in default under the Lease and no right exists under the terms of the Lease whereby the owner of the Property is entitled to terminate the Lease, the Lease will not be terminated, and Tenant will not be disturbed in its possession of the Property, by or as a result of any foreclosure of the Deed of Trust or any conveyance in lieu of any such foreclosure. Nothing in this paragraph shall prevent Lender from giving any notice to Tenant required by law in connection with any such foreclosure, or joining Tenant as a party in any judicial foreclosure action, but no such notice and no such joinder shall have any effect inconsistent with the first sentence of this paragraph.

         5. Attornment. Tenant shall attorn to, and recognize as Tenant's landlord under the Lease, Lender or any other person who may acquire title to the Property upon foreclosure of the Deed of Trust or by conveyance in lieu of such foreclosure. The provisions of this paragraph shall be self-executing and no further writing or other formal act of attornment shall be required, but Tenant shall, upon the request of any person so acquiring title to the Property, execute and deliver to such person an instrument in recordable form acknowledging such attornment, but not otherwise modifying or amending Tenant's obligations under the Lease. From and after any such attornment, Lender or any other person who may acquire title to the Property upon or in lieu of a foreclosure of the Deed of Trust shall be bound to Tenant under all of the terms, covenants and conditions of the Lease; provided, however, that Lender or such other person shall not be (a) liable for any act or omission of any prior landlord (including Landlord); (b) bound by Tenant's payment to any prior landlord (including Landlord) under the Lease of any rents beyond that due for the then-current rent period; (c) liable for the return or application of any security deposits unless Landlord delivers such deposits to Lender or such other person; (d) bound by any amendment or modification to the Lease made without Lender's written consent, which consent shall not be unreasonably withheld; or
(e) subject to any offsets or deficiencies which Tenant might be entitled to assert against any prior landlord (including Landlord).

         6. Notice and Cure Rights. Notwithstanding anything to the contrary in the Lease, Tenant agrees that it shall not commence any action against Landlord or otherwise pursue any right or remedy against Landlord in consequence of a default by Landlord under the terms and provisions of the Lease unless written notice of such default is given to Lender. Tenant further agrees that Lender shall have the right, but shall not be obligated, to cure such default on behalf of Landlord within thirty (30) days after receipt of such notice. Tenant further agrees not to invoke any of its remedies under the Lease (except in the case of emergency repairs) unless such default shall remain uncured at the expiration of the thirty (30) day period after such notice of default is given to Lender, or if such default cannot reasonably be cured within such thirty (30) day period, unless the cure of such default is not commenced within such thirty (30) day period and thereafter prosecuted diligently to completion. In addition to such notice and cure rights, Tenant agrees that if the Event of Default is one that Lender cannot reasonably cure, such Event of Default shall be considered excused.

         7. Casualty. Notwithstanding anything to the contrary that may be contained in the Lease, Lender shall have the right, in its sole discretion, to apply any insurance proceeds received as a result of any casualty to the Property to reduce the mortgage or debt owed to Lender.

         8. Responsibility. Neither this Agreement nor the Deed of Trust shall, prior to Lender's succession to Landlord's interest in the Property, through foreclosure, assignment in lieu of foreclosure, or a possessory action, operate to place responsibility for the control, care, management or repair of the Property upon Lender, or impose upon Lender any responsibility for the performance of the terms and conditions of the Lease.

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

         9. Notices. Any notice required or permitted to be given under this Agreement must be in writing and will be deemed given upon personal delivery, or on the third business day after mailing by registered or certified United States mail, postage prepaid, to the appropriate party at such party's address set forth on the first page of this Agreement. Any party may change such party's address for future notices by notice to the other parties in accordance with this paragraph.

         10. Real Covenants; Successors and Assigns. The provisions of this Agreement shall be real covenants running with title to the Property and to the leasehold estate created by the Lease, and shall bind and benefit the parties hereto and their respective successors and assigns.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                                  LANDLORD:

                                            By:_________________________________
                                            Title:________________________

                                            TENANT:

                                            By:_________________________________
                                            Title:________________________

                                            LENDER:

                                            By:_________________________________
                                            Title:________________________
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

STATE OF COLORADO       )
                        )ss.
COUNTY OF ___________   )

         The foregoing instrument was acknowledged before me this_________ day of ______________, by _____________, as _____________ of ______________________.

         Witness my hand and official seal.
         My commission expires:___________________

                                            _______________________________
                                            Notary Public

STATE OF COLORADO       )
                        )ss.
COUNTY OF ___________   )

         The foregoing instrument was acknowledged before me this_________ day of ______________, by _____________, as _____________ of ______________________.

         Witness my hand and official seal.
         My commission expires:___________________

                                            _______________________________
                                            Notary Public

STATE OF COLORADO       )
                        )ss.
COUNTY OF __________    )

         The foregoing instrument was acknowledged before me this_________ day of ______________, by _____________, as _____________ of ______________________.

         Witness my hand and official seal.
         My commission expires:___________________

                                            _______________________________
                                            Notary Public

Copyright (C) 1999 Flatiron Park Company

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

                                    EXHIBIT E

                                     FORM OF

                   SUBLEASE, ASSUMPTION AND CONSENT AGREEMENT
                        (Sublease of Portion of Premises)

         This Sublease, Assumption and Consent Agreement is entered into this _________ day of ____________, 199____, by and between ________________________, a Colorado __________________ ("Landlord"), ______________________________
("Sublandlord") and ______________________________________ ("Subtenant").

                                    RECITALS

         A. Sublandlord is a tenant in ____________________, located at ___________________________, Boulder, Colorado (the "Premises").

         B. Landlord and Sublandlord have entered into a Lease Agreement dated_____________, 199_____, attached hereto as Exhibit A and incorporated herein by reference (the "Lease"). The term of the Lease extends through___________________, 199____.

         C. Subtenant desires to sublease from Sublandlord and Sublandlord desires to sublease to Subtenant that portion of the leased Premises described on Exhibit B attached hereto (the "Subleased Premises") for the term to commence on __________________, 199_____ and continue through ________________________,
199____ (the "Sublease Term").

         D. Sublandlord and Subtenant have entered into a Sublease Agreement for the Subleased Premises, dated as of ________________, 199____(the "Sublease"), which is attached hereto as Exhibit C.

         E. In order to induce Landlord to consent to the Sublease, Subtenant is willing to assume the obligations of Sublandlord and to be bound by the terms of the Lease with respect to the Subleased Premises.

         F. Landlord is willing to accept and consent to such sublease and assumption upon the terms and conditions of this Agreement.

         NOW THEREFORE, in consideration of the payment of rent and the performance of the covenants and agreements by the parties as hereinafter set forth, the parties agree as follows:

         1. Sublease and Delivery of the Subleased Premises. Sublandlord subleases to Subtenant, effective as of the _____ day of _________________, 199____ (the "Effective Date"), all of Sublandlord's right, title and interest in the Subleased Premises during the Sublease Term. Sublandlord will deliver possession of the Subleased Premises to Subtenant on the Effective Date.

         2. Assumption and Acceptance of the Subleased Premises. Subtenant assumes and agrees to perform each and every obligation of Sublandlord under the Lease that arises on or after the Effective Date as to the Subleased Premises. Subtenant will accept the Subleased Premises in its condition as of the Effective Date and acknowledges that it shall have no claim against Landlord for any matters arising prior to the Effective Date.

         3. Sublandlord's Representations and Warranties. Sublandlord represents and warrants that:

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

                  a. The Lease is in full force and effect, and unmodified, except as provided in this Sublease, Assumption and Consent Agreement;

                  b. Sublandlord's interest in the Lease is free and clear of any liens, encumbrances, or adverse interests of third-parties; and

                  c. Sublandlord possesses the requisite legal authority to assign its interest in the Lease.

         4. Sublandlord's and Subtenant's Responsibility for Payment of Rent and Other Charges. Although Sublandlord shall be responsible to bill Subtenant for rent and other charges associated with the Subleased Premises, Subtenant agrees to make all payments directly to Landlord for any rent and all other charges, fees and expenses payable to Landlord pursuant to the Lease for or attributable to the Subleased Premises. Sublandlord agrees to make all payments to Landlord for the rent and all other charges, fees and expenses payable to Landlord pursuant to the Lease for or attributable to the remaining portion of the leased Premises.

         5. Subsequent Amendment of Lease or Sublease. During the Sublease Term, neither the Lease nor the Sublease may be subsequently amended or modified by without the express written consent of Landlord, Sublandlord, and Subtenant.

         6. Tenant Improvements. Subtenant shall not make any alterations to the Subleased Premises or undertake any tenant improvements without obtaining a prior written approval of Landlord and Sublandlord, pursuant to the Lease. Subtenant shall be solely responsible for the cost of any modification to the Subleased Premises and/or restoring the Subleased Premises to its original condition at the expiration or earlier termination of the Lease or Sublease.

         7. Sublandlord's Responsibility for Obligations Under Lease. Notwithstanding Subtenant's assumption of Sublandlord's obligations under the Lease (including obligations relating to the Subleased Premises), Sublandlord shall remain fully liable, jointly and severally, to Landlord for the performance of each and every obligation under the Lease, and such assumption shall in no way release Sublandlord from said obligations.

         8. Enforceability. The provisions of this Sublease, Assumption and Consent Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         9. Landlord's Consent. Landlord consents to this Sublease, Assumption and Consent Agreement on the express conditions that such consent will not be deemed a consent to any subsequent sublease or assignment but, rather, any subsequent sublease or assignment will require the consent of Landlord pursuant to the Lease.

         10. Entire Agreement. This Sublease, Assumption and Consent Agreement embodies the entire agreement of Landlord, Sublandlord, and Subtenant with respect to the subject matter contained herein and supersedes any prior agreements, whether written or oral, with respect to the subject matter contained herein. This Sublease, Assumption and Consent Agreement may be modified only by written instrument duly executed by Landlord, Sublandlord and Subtenant.

         11. Notices. All notices required to be given or desired to be given hereunder shall be in writing and shall be deemed duly served for all purposes by delivery in person or by mailing a copy thereof, postage prepaid, addressed to:

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

         Landlord:
                        __________________________
                        __________________________
                        __________________________

         Sublandlord:

                        __________________________
                        __________________________
                        __________________________

         Subtenant:
                        __________________________
                        __________________________
                        __________________________

or at such address as such party shall subsequently designate by notice given in accordance with this paragraph.

         IN WITNESS WHEREOF, the parties have executed this Sublease, Assumption and Consent Agreement on the day and year first above written.

LANDLORD:                                   SUBLANDLORD:

______________________________              ______________________________

By:___________________________              By:___________________________

Name:_________________________              Name:_________________________

Title:________________________              Title:________________________

SUBTENANT:

______________________________

By:___________________________

Name:_________________________

Title:________________________

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

                                   EXHIBIT F

                                    FORM OF

                  ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT
                        (ASSIGNMENT OF ENTIRE PREMISES)

         This Assignment, Assumption and Consent Agreement is entered into this _______ day of __________, 199____, by and between __________________________
("Landlord"), [TENANT], a ________________ ("Assignor"), and [NEW TENANT], a____________ (" Assignee").

                                    RECITALS

         A. Assignor is a tenant in the building located at __________________________, Boulder, Colorado (the "'Premises").

         B. Landlord and Assignor have entered into a lease dated_____________________________, attached hereto as Exhibit A and incorporated herein by reference (the "Lease"). The term of the Lease extends through_______________________.

         C. Assignor desires to assign to Assignee and Assignee desires to assume from Assignor the Lease for the remainder of the term.

         D. Landlord is willing to accept and consent to such assignment and assumption upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the payment of rent and the performance of the covenants and agreements by the parties as hereinafter set forth, the parties agree as follows:

         1. Assignment and Delivery of the Premises. Assignor assigns to Assignee, effective as of the ________________________ (the "Effective Date"), all of Assignor's right, title and interest in the Lease. Assignor shall deliver possession of the Premises to Assignee on the Effective Date. Any adjustments or prorations in rent or other charges due under the Lease shall be made between Assignor and Assignee, and under no circumstances shall Landlord have any obligation to refund any amounts paid by either Assignor or Assignee as a result of this Agreement.

         2. Assumption and Acceptance of the Premises. Assignee assumes and agrees to perform each and every obligation of Assignor under the Lease that arises on or after the Effective Date. Assignee will accept the Premises in its condition as of the Effective Date and acknowledges that it shall have no claim against Landlord for any matters arising prior to the Effective Date.

         3. Assignor's Representations and Warranties. Assignor represents and warrants that:

                  a. The Lease is in full force and effect, and unmodified, except as provided in this Assignment, Assumption and Consent Agreement;

                  b. Assignor has not sold, conveyed, transferred, assigned, encumbered, or granted any lien or interest in the Lease; and

                  c. Assignor possesses the requisite legal authority to assign its interest in the Lease.

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

         4. Subsequent Amendment of Lease. The Lease may not be subsequently amended or modified by Landlord and/or Assignee without the express written consent of Assignor. Assignor hereby consents to any subsequent amendment of the Lease provided Assignor is given fifteen (15) days notice of such amendment and does not object thereto within said fifteen-day period.

         5. Assignor's Responsibility for Obligations Under Lease. Notwithstanding Assignee's assumption of Assignor's obligations under the Lease, Assignor shall remain fully liable, jointly and severally, to Landlord for the performance of each and every obligation under the Lease, and such assumption shall in no way release Assignor from said obligations. Assignee shall indemnify and hold harmless Assignor from and against any and all claims of Landlord pursuant to this Section 5 and pursuant to any obligations under the Lease which shall accrue from and after the Effective Date.

         6. Enforceability by Landlord and Assignor. The provisions of this Assignment, Assumption and Consent Agreement inure to the benefit of Landlord and Assignor and shall be enforceable by Landlord and Assignor.

         7. Landlord's Consent to Assignment. Landlord consents to this Assignment, Assumption and Consent Agreement on the express condition that such consent will not be deemed a consent to any subsequent assignment but, rather, any subsequent assignment or sublease will require the consent of Landlord pursuant to the Lease. Any subsequent assignment or sublease of the Lease shall also require the consent of Assignor, which consent shall not be unreasonably withheld. Assignor hereby consents to any subsequent assignment or sublease of the Lease provided Assignor is given fifteen (15) days notice of such assignment or sublease and does not object thereto within said fifteen-day period.

         8. Security Deposit. Pursuant to the Lease, Assignor has deposited with Landlord a security deposit in the amount of $__________. Assignor hereby assigns all right, title, interest, and claim in and to said security deposit to Assignee, and Landlord shall have no further liability to Assignor with respect to said security deposit. Landlord shall continue to hold the security deposit pursuant to the Lease, and at the end of the term of the Lease, shall refund said security deposit or any portion thereof to Assignee as provided therein.

         9. Additional Rent Reconciliation. Assignee acknowledges that additional rent payments (triple net charges) paid to Landlord pursuant to the Lease are estimates only, and are subject to reconciliation by Landlord. Landlord's annual reconciliation for 199 _ will be completed in approximately April 199____, and a copy of said reconciliation transmitted to Assignee. Any shortfall in additional rent which is owing to Landlord shall be paid by Assignee within fifteen (15) days after such reconciliation is transmitted to Assignee, and any overpayment which is owing by Landlord shall be paid to Assignee at the time such reconciliation is transmitted. Any adjustment or proration between Assignor and Assignee with respect to said additional rent reconciliation shall be the responsibility of Assignor and Assignee, not Landlord.

         10. Entire Agreement. This Assignment, Assumption and Consent Agreement embodies the entire agreement of Landlord, Assignor, and Assignee with respect to the subject matter contained herein, and this Agreement supersedes any prior agreements, whether written or oral, with respect to the subject matter contained herein. This Assignment, Assumption and Consent Agreement may be modified only by written instrument duly executed by Landlord, Assignor, and Assignee.

         11. Notices. All notices required to be given or desired to be given hereunder shall be in writing and shall be deemed duly served for all purposes by delivery in person or by mailing a copy thereof, postage prepaid, addressed to:

         Landlord:    c/o Flatiron Park Company
                      5540 Central Avenue
                      Boulder, Colorado 80301

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

         Assignor:      __________________________
                        __________________________
                        __________________________

         Assignee:      __________________________
                        __________________________
                        Boulder, CO 80301

or at such address as such party shall subsequently designate in writing.

         IN WITNESS WHEREOF, the parties have executed this Assignment, Assumption and Consent Agreement on the day and year first above written.

LANDLORD:                                   ASSIGNOR:

______________________________              ______________________________

By:___________________________              By:___________________________

Name:_________________________              Name:_________________________

Title:________________________              Title:________________________

ASSIGNEE:

______________________________

By:___________________________

Name:_________________________

Title:________________________

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

                                    EXHIBIT G

                                     FORM OF

                              ESTOPPEL CERTIFICATE

TO:         ________________________________
            ________________________________
            ________________________________

FROM:       ________________________________
            ________________________________
            ________________________________

RE:         ________________________________("Tenant")
            ________________________________("the Premises")

Ladies and Gentlemen:

         The undersigned is the (check one) Tenant (__) or Guarantor (__) under that certain Lease of the Premises consisting of approximately _______________ rentable square feet in the building located at __________________, between Tenant and the Landlord. The undersigned hereby certifies, at the date hereof, as follows:

         1. The Lease identified above is the Lease with _________________________ as Landlord. A true, correct and complete copy of the Lease and all amendments, guaranties, security agreements, subleases and other related documents are attached hereto as Schedule "1" and incorporated herein by this reference. Said Schedule "1" consists of the following:______________________________________________________________
(describe documents and set forth number of pages). There are no other agreements or understandings between such Landlord and Tenant and/or Guarantor which related to the Property.

         2. The Lease sets forth the entire agreement between the undersigned Tenant and Landlord with respect to the leasing of the Premises, including but not limited to all understandings and agreements relating to the construction or installation of any leasehold improvements by the Landlord and to the conditions precedent to occupancy of the Premises by the undersigned.

         3. Tenant entered into occupancy of the Premises described in the Lease on _____________________, 19____, and is in possession of and occupies those Leased Premises for purposes permitted under the Lease.

         4.       The commencement date under the Lease was __________, 19_____.

         5.       The Lease Term will expires on _____________________, ______.
Tenant has no rights to renew or extend the Term of the Lease or any expansion rights under the Lease, except those (if any) set forth in the Lease.

         6. Tenant has deposited with Landlord the sum of _______________ Dollars ($_________) in cash as security deposit or for other purposes stated in the Lease.

         7. No rents or charges have been paid in advance, except for the following rents or charges which have been paid to the date specified:
________________ Dollars ($________) paid to ___________________, 19_______.

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

         8. The current Basic Rent is $____________ per month and the current total payment for Basic Rent and Monthly Deposits of Additional Rent is $__________ per month.

         9. Landlord has not, as an inducement, assumed any of Tenant's Lease obligations and has made no agreements with Tenant covering free rent, partial rent, rebate of rental payments or any other type of rental concession, except as follows:
________________________________________________________________________________
_______________________________________________________________.

         10. The undersigned certifies that Tenant is required to pay the pro rata share of operating expenses as set forth in the lease. The undersigned certifies that this pro rata share is _________%. In 19____, the Tenant paid to Landlord ____________________________ Dollars ($_________) for real property taxes, and ________________________ Dollars ($_________) for operating expenses.
Moreover, Tenant is required to pay for all utilities including water and sewer used in and upon the Premises, and is responsible for all repairs and maintenance to the HVAC/mechanical systems.

         11. All Minimum Rent and other rentals under the Lease including the payment of any taxes, utilities, common area maintenance payments or other charges that are currently due have been paid, except
__________________________________________; all such rentals are being paid on a current basis without any claims for offsets or deductions.

         12. The Lease (including all exhibits) and all related agreements and documents listed above are duly authorized, executed and delivered by Tenant and/or Guarantor and are in full force and effect and have not been assigned, modified, supplemented or amended except as indicated in paragraph 1 above; nor have the undersigned Tenant's rights in or under such Lease been assigned.

         13. The Lease and the other agreements listed above represent the entire agreement between the parties as to the Premises.

         14. No person or firm other than the undersigned is in possession of the Premises, and to the best of the undersigned's knowledge, no person or firm other than the Landlord has a future right to the Premises.

         15. The undersigned is not the subject of any pending bankruptcy, insolvency, debtor's relief, reorganization, receivership or similar proceedings, nor is the subject of a ruling with respect to any of the foregoing.

         16. Except as may be specifically set forth in the Lease, Tenant does not have any right to renew or extend the Lease Term nor any option or preferential right to purchase all or any part of the Property or all or any part of the building of which the Premises is a part, nor any right, title or interest with respect to the Property other than as Tenant under the Lease.

         17. There are no uncured defaults by Landlord under the Lease or any of the related agreements described above, and Tenant knows of no event or conditions which if uncured shall with the passage of time or notice or both, would constitute a default by Landlord under the Lease or any of the related agreements described above. There are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by Landlord.

         18. The undersigned represents that the improvements and space required to be furnished according to the Lease have been duly delivered by the Landlord land accepted by the Tenant, and the Premises is in good condition and not in need of repair as of the date of this Certificate.

         19. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have, to the undersigned Tenant's knowledge, been satisfied.

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

         20. As of the date hereof, the condition of the Premises is satisfactory and adequate.

         21. The undersigned represents that the Landlord has not guaranteed the Lease or any of Tenant's obligations thereunder or otherwise provided Tenant with inducement that the Landlord will pay for Tenant's obligation(s) in the event that Tenant fails to pay any obligation that Tenant is required to pay under the terms of the Lease.

         22. The undersigned has been advised that _____________________ intends to sell the Property, including the building in which the Premises is located to __________________________ or its assigns ("Purchaser"), and that in connection with such sale transaction, Purchaser intends to enter into a mortgage loan with ____________________________________ ("Lender"), or another reputable lending institution, which loan will be secured by the Property, including the building, all associated real estate and all tenant leases in the building. Accordingly, Tenant understands that this Certificate shall be relied upon by Purchaser and by Lender, or by such other lending institution as may be involved in the mortgage loan transaction.

         23. The undersigned has not dumped, spilled or in any other manner discharged or deposited any hazardous waste substances on the Property. The undersigned has received no notice of, and has no knowledge of, any violation or claimed violation of any law, rule or regulation relating to hazardous waste substances. The undersigned has not used, and the undersigned has no knowledge of any use of petroleum distillation or other hazardous material.

         It is understood that you require this Certificate from the undersigned as a condition to the purchase of the Property from the Landlord, and that you are relying on this Certificate. After receipt of notice from Landlord that the sale has been completed, the undersigned will honor the assignment of Landlord's interest in the Lease.

          Dated this __________ day of ______________, 19_______.

TENANT____GUARANTOR____                ________________________________
       (Check one)
                                       By:_________________________
                                       Title:______________________

STATE OF COLORADO       )
                        )ss.
COUNTY OF___________    )

         The foregoing instrument was acknowledged before me this________ day of ____________, by ________________, as ______________ of ______________________.

         Witness my hand and official seal.
         My commission expires:___________________

                                            ____________________________
                                            Notary Public

Copyright (C) 1999 Flatiron Park Company

                                    EXHIBIT H

                       DECLARATION OF PROTECTIVE COVENANTS

                                   [Attached]

Copyright (C) 1999 Flatiron Park Company

                               AMENDMENT TO LEASE
                               September 26, 2001

         THIS AMENDMENT TO LEASE ("Amendment") amends and modifies that certain Lease dated December 13, 1999, between 2545 CENTRAL, LLC, a Colorado limited liability company, as Landlord, and CARRIER ACCESS CORPORATION, a Delaware corporation, as Tenant (the "Lease"), regarding certain premises located at 5766 Central Avenue, Boulder, Colorado 80301 (the "Premises").

         The following additional and/or modified provisions shall be added to the Lease, and to the extent of any inconsistency or conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease shall have the following additional and/or modified terms:

         1. Reduction in Space. Effective as of October 1, 2001 (the "Effective Date"), Tenant's Premises shall be reduced in size by 7,483 square feet (from approximately 14,966 rentable square feet to approximately 7,483 rentable square feet), as depicted on Exhibit A attached hereto. The portion of the Premises being deleted from the Lease is the entire first floor of the Building, such that following the Effective Date, the Premises shall consist of only the second floor of the Building. In addition, the telephone room located on the second floor of the Building, as depicted on Exhibit B attached hereto, shall be treated as a part of the Common Facilities under the Lease for the common use of Tenant and other users of space in the Building. Tenant agrees that it will provide reasonable access to other occupants in the Building to such telephone room. Tenant shall vacate and return possession of the portion of the Premises being deleted from Tenant's Lease on or before the Effective Date.

         2. Rent. Landlord shall retain all Rent and Additional Rent paid by Tenant for the month of September, 2001. Beginning October 1, 2001, Tenant's new Rent Schedule shall be as follows:

October 1, 2001    to   June 30, 2002     $9,822 per month
July 1, 2002       to   June 30, 2003     $10,313 per month
July 1, 2003       to   June 30, 2004     $10,828 per month
July 1, 2004       to   June 30, 2005     $11,370 per month
July 1, 2005       to   June 30, 2006     $11,938 per month
July 1, 2006       to   June 30, 2007     $12,535 per month

         3. Additional Rent. Landlord shall retain all Additional Rent paid by Tenant during 2001. Beginning October 1, 2001, Tenant's Pro Rata Share for Additional Rent shall be reduced from 100% to 50%.

         4. Work to be Performed by Tenant. Prior to the Effective Date, Tenant shall, at its sole cost and expense, cause the following work to be completed in the portion of the Premises being deleted from Tenant's Lease (the "Released Space"):

                  (a) The Released Space in its current condition is acceptable to Landlord and meets the conditions required under the Lease.

         5. Payment of Expenses. Tenant shall pay all brokerage commissions and any other expenses due or incurred by Tenant in connection with the reletting of the Released Space.

         6. Commencing on the Effective Date, the place for notices shall be:

2545 Central, LLC.                with a copy to: Hutchinson Black and Cook, LLC
c/o Flatiron Park Company                         921 Walnut Street, Suite 200
5540 Central Avenue                               P.O. Box 1170
Boulder, CO 80301                                 Boulder, CO 80306
                                                  Attn: Brigette M. Paige

Carrier Access Corporation
Attention: Legal Department
5395 Pearl Parkway
Boulder, CO 80301

         7. Utilities: Gas will be billed directly to each tenant. There is currently one electric meter for the Building. Electric will be reapportioned to Tenant until such time the electrical service to the building is restored to a multi-metered building and the first floor has its own electrical meters. Once separate electric meters are in place, to service the first floor, electrical utilities will be billed direct to Tenant. It is anticipated the new meters for the first floor will be in place on or about November 30, 2001.

         8. Ongoing Litigation with XOR, Inc. Tenant acknowledges and confirms that it is involved in ongoing litigation with XOR, Inc., concerning the Premises and that any replacement tenant for the Released Space is assuming no responsibility or liability with respect to such litigation. Tenant further confirms that in agreeing to delete the Released Space from the Lease and entering into this Lease Amendment, Landlord is not assuming any responsibility or liability with respect to such litigation. Tenant fully releases Landlord and any replacement tenant for the Released Space from any and all claims initiated by Tenant in connection with such litigation. This foregoing release is with a full and complete reservation of all rights of Tenant against XOR, Inc. and does not affect those rights in any way.

         9. Condition Precedent This Amendment to Lease is conditioned upon Landlord's entering into a new lease for the space being deleted from the Lease with a replacement tenant and upon terms and conditions satisfactory to Landlord in its sole discretion.

         10. Remainder in Force and Effect. Except as expressly modified herein, all terms and provisions of the Lease shall remain in full force and effect Capitalized terms not defined herein shall have the meanings given such terms in the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

LANDLORD:                                   TENANT:

2545 CENTRAL, LLC                           CARRIER ACCESS CORPORATION

By: /s/ Richard L. Hedges                   By: /s/ William White
    ---------------------------                 ----------------------------
    Richard L. Hedges                       Name: WILLIAM WHITE

    Vice President                          Title: CIO

                                    EXHIBIT A

                                  ENTIRE FLOOR

                                  [FLOOR PLAN]

                         5756 CENTRAL AVENUE 2ND FLOOR

                                   EXHIBIT B

                                  [FLOOR PLAN]

                         5766 CENTRAL AVENUE 2ND FLOOR